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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

THE SHAW GROUP INC.

Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4171 ESSEN LANE

BATON ROUGE, LOUISIANA 70809

NOTICE OF THE 2004 ANNUAL MEETING

OF SHAREHOLDERS

      Our 2004 Annual Meeting of Shareholders will be held at the Radisson Hotel, 4728 Constitution Avenue, Baton Rouge, Louisiana, on Friday, January 30, 2004, at 9:00 a.m. Central Standard Time to consider and act upon:

(1) the election of eight members to our Board of Directors, each for a one-year term;

(2) a proposal to approve an amendment to our 2001 Employee Incentive Compensation Plan to increase by 2,000,000 shares the number of shares of our common stock reserved for issuance under the plan;

(3) a proposal to approve an amendment to our 1996 Non-Employee Director Stock Option Plan to increase by 150,000 shares the number of shares of our common stock reserved for issuance under the plan; and

(4) any other business as may properly come before the Annual Meeting and any adjournments thereof.

      Our Board of Directors has fixed the close of business on December 10, 2003, as the record date to determine our shareholders who are entitled to vote at the Annual Meeting.

      Your proxy card is enclosed. We cordially invite you to attend the Annual Meeting, but if you do not expect to attend or if you plan to attend but it is more convenient for the designated proxies to vote your shares, please execute, date and return the enclosed proxy card to us in the enclosed postage-paid envelope as soon as possible to ensure that your shares will be voted at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Gary P. Graphia, Secretary

December 24, 2003

Baton Rouge, Louisiana

IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE INDICATE YOUR WISHES, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY, FOR WHICH A RETURN ENVELOPE IS PROVIDED.

THE SHAW GROUP INC.

4171 Essen Lane
Baton Rouge, Louisiana 70809

PROXY STATEMENT

      Our Board of Directors has sent you this Proxy Statement and the accompanying proxy to solicit your vote for our 2004 Annual Meeting of Shareholders to be held on Friday, January 30, 2004, at 9:00 a.m. Central Standard Time, at the Radisson Hotel, 4728 Constitution Avenue, Baton Rouge, Louisiana. Only our shareholders of record at the close of business on December 10, 2003, will be entitled to notice of, and to vote at, the Annual Meeting. We anticipate that this Proxy Statement and the accompanying proxy will be first mailed to our shareholders on or about December 24, 2003.

      Unless we have indicated otherwise or the context otherwise requires, references in this Proxy Statement to “Shaw,” “Company,” “we,” “us” and “our” or similar terms are to The Shaw Group Inc.

General

      The purpose of the Annual Meeting is to consider and act upon the matters that are set forth in the accompanying Notice of the Annual Meeting. Holders of shares having a majority of the voting power of our common stock, no par value, issued and outstanding and entitled to vote at the Annual Meeting must be present in person or by proxy for a quorum to be present at the Annual Meeting. Shares held by each shareholder who signs and returns the enclosed form of proxy will be counted, in accordance with the voting procedures outlined in this Proxy Statement and in our articles of incorporation, for purposes of determining the presence of a quorum at the Annual Meeting, whether or not a shareholder abstains on any or all matters to be acted on at the Annual Meeting. Abstentions will count towards the calculation of a quorum. Broker non-votes (which result when a broker or nominee holding shares for a beneficial owner lacks discretionary power to vote and has not received specific voting instructions from the beneficial owner) will be counted towards fulfillment of quorum requirements. You may revoke your proxy at any time before it is voted at the meeting by giving written notice to our Secretary or by providing a later-dated proxy or by voting in person at the Annual Meeting.

      At the Annual Meeting, our shareholders will consider and elect eight members to our Board of Directors. The enclosed form of proxy provides a means for you to vote for all the listed nominees for director, to withhold authority to vote for one or more of the nominees or to withhold authority to vote for all of the nominees. Article III of our by-laws provides that directors are elected by a plurality of the votes cast. The eight nominees receiving the most votes will be elected as members of the Board of Directors. There is no cumulative voting. The withholding of authority by a shareholder (including broker non-votes) will not be counted in computing a plurality, and will have no effect on the results of the election of directors.

      The enclosed form of proxy also provides a means for you to vote for, against or abstain from voting on a proposal to approve an amendment to our 2001 Employee Incentive Compensation Plan (“Proposal 2”). The affirmative vote of a majority of the voting power of our common stock, present in person or represented by proxy and entitled to vote at the meeting, is required for approval of Proposal 2. An abstention with respect to Proposal 2 will have the effect of a vote against it. Broker non-votes will be treated as shares not present and not entitled to vote with regard to Proposal 2.

      The enclosed form of proxy also provides a means for you to vote for, against or abstain from voting on a proposal to approve an amendment to our 1996 Non-Employee Director Stock Option Plan (“Proposal 3”). The affirmative vote of a majority of the voting power of our common stock, present in person or represented by proxy and entitled to vote at the meeting, is required for approval of Proposal 3. An abstention with respect to Proposal 3 will have the effect of a vote against it. Broker non-votes will be treated as shares not present and not entitled to vote with regard to Proposal 3.

      Approval of any other matters will require the affirmative vote of a majority of the voting power present in person or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, an abstention will have the same effect as a vote against any such other matter.

      If you properly execute and duly return your proxy card but do not indicate how you wish to vote, your shares will be voted FOR the election of the eight director nominees, FOR Proposal 2, FOR Proposal 3 and in the proxies’ discretion on any other matter that may be properly brought before the meeting or any adjournment of the meeting.

      We will pay for the cost of preparing, assembling, printing and mailing this Proxy Statement, the form of proxy and the Notice of the Annual Meeting. In addition to solicitation of proxies through mailings, proxies may also be solicited personally by certain of our directors, officers and employees, and no additional compensation will be paid to these individuals. Proxies will also be solicited by Georgeson Shareholder Services, Inc., whose fee of approximately $6,000 plus out-of-pocket expenses will be paid by us. We will also supply brokers or persons holding stock in their names or in the names of their nominees with such number of proxies, proxy materials and annual reports as they may require for mailing to beneficial owners and will reimburse them for their reasonable expenses incurred in connection therewith.

      As of November 28, 2003, we had issued and outstanding and entitled to vote approximately 60,789,735 shares of common stock. Our only outstanding class of voting securities is our common stock.

      Our principal executive offices are located at 4171 Essen Lane, Baton Rouge, Louisiana, 70809, and our telephone number is (225) 932-2500. Our website address is http://www.shawgrp.com.

Voting Rights of Our Common Stock

      Article IV of our articles of incorporation provides generally that each outstanding share of our common stock will entitle its holder to five votes, except that holders of outstanding shares of common stock with respect to which there has been one or more specified changes in beneficial ownership during the four years immediately preceding December 10, 2003, which is the record date for the Annual Meeting, will be entitled to only one vote per share. Based upon these provisions of our articles, shares owned on or before December 10, 1999, and as to which there have been no such specified changes in beneficial ownership since December 10, 1999, will entitle the holder thereof to five votes per share. The actual voting power of each holder of common stock will be based on stock ownership on the record date as set forth in our shareholder records. You should refer to the section of this Proxy Statement entitled “Confirmation of Beneficial Ownership” for a more detailed discussion of (i) the provisions of our articles of incorporation relating to your voting rights and the manner we will determine your voting rights; and (ii) certain procedures you should follow to confirm to us your beneficial ownership of shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,

DIRECTORS AND MANAGEMENT

      The following table sets forth certain information regarding the ownership of our common stock as of November 28, 2003 (except as otherwise noted), with respect to:

•	each director and each nominee for director;

•	each of our executive officers whose compensation information is disclosed under the heading “Executive Compensation”;

•	all of our executive officers and directors as a group; and

•	each person, or group of affiliated persons, known by us to own beneficially more than 5% of the outstanding shares of common stock.

      The following shareholders have sole voting and investment power with respect to shares beneficially owned by them, except to the extent that authority is shared by spouses under applicable law, or as otherwise noted. The address for each of the following shareholders is c/o The Shaw Group, Inc., 4171 Essen Lane, Baton Rouge, Louisiana 70809.

			Percent of
	Beneficial	Ownership	Voting
Directors, Nominees and Named Executive Officers	Shares	Percent	Power(13)

J.M. Bernhard, Jr.(1)	2,162,374	3.4%	10.4%
Albert D. McAlister(2)	148,604	*	*
Richard F. Gill(3)	236,500	*	*
David W. Hoyle(4)	66,500	*	*
William H. Grigg(5)	26,500	*	*
L. Lane Grigsby(6)	22,200	*	*
John W. Sinders, Jr.(7)	87,000	*	*
Charles E. Roemer, III(8)	5,000	*	*
David L. Chapman(9)	31,250	*	*
Nicholas C. Gallinaro(10)	18,750	*	*
Dorsey Ron McCall(11)	18,750	*	*
James F. Barker	—	—	—
All executive officers and directors as a group (19 persons)(12)	3,210,253	5.1%	12.7%

*	less than 1%

(1)	Includes 700,000 shares of which Mr. Bernhard may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

(2)	Includes 225 shares beneficially owned by Mr. McAlister’s spouse and 11,500 shares of which Mr. McAlister may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

(3)	Includes 221,250 shares of which Mr. Gill may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

(4)	Includes 6,250 shares beneficially owned by Senator Hoyle’s spouse and 18,500 shares of which Senator Hoyle may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

(5)	Includes 20,500 shares of which Mr. Grigg may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

(6)	Includes 10,500 shares of which Mr. Grigsby may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

(7)	Includes 17,000 shares of which Mr. Sinders may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

(8)	Includes 5,000 shares of which Governor Roemer may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

(9)	Includes 31,250 shares of which Mr. Chapman may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

(10)	Includes 18,750 shares of which Mr. Gallinaro may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

(11)	Includes 18,750 shares of which Mr. McCall may be deemed to be beneficial owner as a result of rights that he may exercise to acquire beneficial ownership within 60 days.

(12)	Includes 6,475 shares owned of record by spouses of executive officers and directors and 1,346,065 shares of which executive officers and directors may be deemed to be the beneficial owners as a result of rights they may exercise to acquire beneficial ownership within 60 days.

(13)	Based upon information contained in our stock records as of the record date, or other information that is otherwise available to us as of the date of this Proxy Statement.

PROPOSAL 1 — ELECTION OF DIRECTORS

Nominees

      The Nominating and Corporate Governance Committee has recommended to our Board, and our Board has unanimously nominated, eight individuals for election as directors at the Annual Meeting. Each of the director nominees, except for Mr. Barker, is presently one of our directors. Mr. Barker is being nominated by our Board to fill a vacant directorship that will be created upon Mr. Grigg’s retirement from the Board. Mr. Grigg recently notified the Board of his intention to retire and not stand for re-election to the Board. Mr. Barfield, who is being nominated for the first time for election by our shareholders, was appointed by our Board to fill a directorship created when the Board voted in September 2003 to increase the total number of directors from seven to eight.

      Each director nominee is to be elected for a one-year term and to serve until the next Annual Meeting of Shareholders or until his successor is elected and has been qualified; provided, however, that if the number of directors is ever increased to twelve or more, then, pursuant to Article III, Section 2 of our by-laws, at the next shareholders’ meeting at which directors are to be elected, the Board of Directors will be divided into three classes, and directors will serve staggered three year terms.

      The enclosed form of proxy provides the proxies with discretionary power with respect to the election of the nominees for director listed in this Proxy Statement, but does not provide the proxies with any authority to vote for the election of any person as a director other than the persons named in this Proxy Statement unless, for some reason we do not know as of the date hereof, one or more of the nominees should become unavailable. In that event, we intend that the proxies would vote for one or more substitute nominees designated by our Board prior to the Annual Meeting. Our Board has no reason to believe that any director nominee will be unable or unwilling to serve. To be elected as a director, a nominee must receive a plurality of the votes cast at the Annual Meeting by the holders of common stock. The eight nominees receiving the most votes will be elected as members of our Board. The name, age, principal occupation or employment and other data regarding each director nominee, based on information provided to us by the nominee, are set forth below:

J. M. Bernhard, Jr., age 49, our founder, has been Chief Executive Officer and a director of us since our inception in August 1987. Mr. Bernhard served as our President from our inception until September 2003 and has been Chairman of our Board of Directors since August 1990. Mr. Bernhard has spent over 21 years in the pipe fabrication business. Immediately prior to his positions with us, Mr. Bernhard was Vice President and General Manager of Sunland Services, a pipe fabrication company, and served on the Board of Directors of Barnard and Burk Engineers & Constructors.

Albert D. McAlister, age 52, has been one of our directors since April 1990. Since 1975, Mr. McAlister has been a partner in the law firm of McAlister & McAlister, P.A. in Laurens, South Carolina. He served as Chairman of the Democratic Party in South Carolina from 1990 until 1994.

L. Lane Grigsby, age 61, has served as one of our directors since January 1995. Mr. Grigsby is Chairman of the Board of Directors of Cajun Constructors, Inc., for which he also served as President and Chief Executive Officer from April 1973 until June 1994. He has over 30 years of experience in the industrial construction industry. He also serves as an officer or director for several industry and charitable organizations, including the Associated Builders and Contractors and the Louisiana Association of Business and Industry.

David W. Hoyle, age 64, has served as one of our directors since January 1995. For the past 15 years, he has been self-employed, primarily as a real estate developer. He has been a member of the Senate Chamber of the North Carolina General Assembly since 1992. Senator Hoyle is the Chairman of the Board of Directors of Citizens South Banking Corporation, a bank holding company, and is Chairman of the Board of Directors of its wholly-owned subsidiary, Citizens South Bank. Senator Hoyle also serves as a director of several private corporations as well as of several civic, educational and charitable organizations.

John W. Sinders, Jr., age 49, has served as one of our directors since March 1995. He has served as Managing Director of Jefferies & Company, Inc., an investment banking firm, since November 2001. He served as Managing Director of RBC Dominion Securities Corporation, an investment banking firm, from August 1999 to November 2001. From 1993 until 1999, Mr. Sinders served as an Executive Vice President of Jefferies & Company, Inc. Mr. Sinders served as a Managing Director of Howard Weil Labouisse Friedrichs Incorporated, an investment banking firm, from 1987 until 1993. He was a member of the Board of Directors of Howard Weil from 1990 until 1993. Prior to joining Howard Weil, he was a partner with the McGlinchey, Stafford law firm in New Orleans.

Charles E. Roemer, III, age 60, has served as one of our directors since January 2003. Governor Roemer served as Governor of the State of Louisiana from 1988 to 1992. In 1980, Governor Roemer was elected to the United States Congress to represent the 4th Congressional District of Louisiana, and served in that position for seven years. Governor Roemer presently serves as the President and Chief Executive Officer of The Business Bank, a wholesale business bank serving small and medium sized businesses and professionals in Louisiana, which he co-founded in 1998. In 1999, Governor Roemer co-founded each of FG Group, L.L.C. a trading company between enterprises in the Far East and the United States and Bio-Prep, which specializes in the design and direct sale of information packages and protective kits for protection of individuals against bio-terrorist attacks. In 1998, he formed Roemer Development, a company designing, building and operating continuous care retirement communities in not-for-profit association with colleges and universities.

T.A. Barfield, Jr., age 39, has been employed with us since 1994, and in September 2003 was named President and Chief Operating Officer and appointed as a member of our Board of Directors. Mr. Barfield has previously served us in various capacities, including our General Counsel and Secretary, Managing Director of Shaw U.K., President of Shaw Alloy Piping Products, Inc., Senior Vice President of special projects and President of our Environmental & Infrastructure Division. Prior to joining Shaw, Mr. Barfield practiced law with Vinson & Elkins L.L.P. This is Mr. Barfield’s first year to be nominated as a director for election by the shareholders.

James F. Barker, age 56, is a new nominee for director. Mr. Barker became Clemson University’s 14th president in October 1999. He earned his bachelor of architecture degree from Clemson in 1970 and his master of architecture and urban design degree from Washington University in St. Louis in 1973. Before returning to Clemson in 1986 to serve as dean of the College of Architecture, he was dean of the School of Architecture at Mississippi State University. In 1995, he became dean of Clemson’s new College of Architecture, Arts and Humanities. At Clemson, Mr. Barker co-founded the S.C. Design Arts Partnership to support community design outreach projects, initiated the Charleston Architecture Center, established the University’s Arts in April program, and developed a Mayors’ Institute to help city leaders learn how to manage issues related to growth and development. Mr. Barker is a recipient of the National Distinguished Professor Award of the Association of Collegiate Schools of Architecture and served as president of that association. He was named Fellow of the American Institute of Architects and has also been a partner in an architectural practice. This is Mr. Barker’s first year to be nominated as a director for election by the shareholders.

Required Vote

      The eight nominees receiving the most votes cast at the Annual Meeting will be elected to our Board of Directors. The enclosed form of proxy provides a means for the shareholders to vote for all of the listed nominees for director, to withhold authority to vote for one or more of the nominees or to withhold authority to vote for all of the nominees. Each properly executed proxy received in time for the Annual Meeting will be voted as specified therein.

      OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE EIGHT NOMINEES FOR DIRECTOR.

CORPORATE GOVERNANCE MATTERS

      Set forth below in question and answer format is a summary of certain of our corporate governance policies and practices, some of which have been modified since last year’s Annual Meeting.

Does Shaw have Corporate Governance Principles?

      Yes, our Board has formally adopted Principles on Corporate Governance to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to assure that the Board is focused on shareholder value. Our Principles on Corporate Governance set forth the practices the Board will follow with respect to board composition and selection, board meetings and involvement of senior management, CEO performance and succession planning, and board committees and compensation. A summary of those principles is set forth below. You may find a copy of our current Principles on Corporate Governance on our website at http://www.shawgrp.com.

How many independent directors does Shaw have?

      Our Board of Directors has affirmatively determined that the following five of our eight nominees for directors are independent and have no material relationship with Shaw: Albert D. McAlister, David W. Hoyle, John W. Sinders, Jr., Charles E. Roemer, III and James F. Barker. During fiscal 2003 and until December 2003 when our Board adopted new independence standards for our directors, Mr. Grigsby also qualified as an independent director under the independence standards then in effect. Under our new independence standards and the new independence requirements of the New York Stock Exchange with which we are required to be in compliance as of the date of the Annual Meeting, it is possible Mr. Grigsby may no longer be deemed independent because of his ownership and control of Cajun Constructors which has in the past done, and may in the future do, business with us. See “Certain Relationships and Related Transactions.” For these reasons, as of December 2003, Mr. Grigsby no longer serves as a member of our Compensation Committee or our Nominating and Corporate Governance Committee.

How does Shaw determine whether a director is independent?

      For these purposes, “independent” and “independence” have the meanings set forth under the Securities Exchange Act of 1934, as amended, the rules and regulations adopted thereunder by the SEC, the corporate governance and listing standards of the New York Stock Exchange, and Shaw’s Principles on Corporate Governance, all as in effect from time to time. In accordance with Shaw’s Principles on Corporate Governance, a director will not qualify as independent unless:

(a)	The Board of Directors affirmatively determines that the director has no material relationship with Shaw (either directly or as a partner, shareholder or officer of an organization that has a relationship with Shaw);

(b)	Three years shall have elapsed since the termination of employment with Shaw of any director who is a former Shaw employee;

(c)	Three years shall have elapsed since the director received more than $100,000 per year in direct compensation from Shaw, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

(d)	Three years shall have elapsed since the end of any affiliation, employment or auditing relationship between a director and a present or former internal or external auditor of the Company;

(e)	The director is not, and in the past three years has not been, part of an interlocking directorate in which an executive officer of Shaw serves on the compensation committee of another company that employs the director; and

(f)	With regard to any director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from,

Shaw for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues, three years shall have elapsed since all payments fell below such threshold.

In accordance with the governance and listing standards of the New York Stock Exchange, each of the above mentioned standards containing a three-year “look back” provision will be phased in by applying a one-year “look back” until November 4, 2004. The three-year “look back” will begin to apply from and after November 4, 2004. Directors with immediate family members in the latter five categories must likewise be subject to the three year “cooling off” period for determining their independence.

How many times did Shaw’s Board of Directors meet last year?

      Our full Board of Directors held 11 meetings in fiscal 2003.

      Did any of Shaw’s directors attend fewer than 75% of the meetings of the Board and their assigned committees?

      No, all of our directors attended at least 75% of the meetings of the Board of Directors and their assigned committees during fiscal 2003.

Do the non-management directors of Shaw meet during the year in executive session?

      Yes, Shaw’s non-management directors met separately at regularly scheduled executive sessions during fiscal 2003 and will continue to do so without any member of management being present. Mr. Grigg acted as presiding director at each executive session during fiscal 2003, and beginning with the Annual Meeting, the chairman of the Nominating and Corporate Governance Committee will serve as the presiding director of each executive session.

How can interested parties communicate directly with the non-management directors of Shaw?

      Interested parties wishing to contact the non-management directors of Shaw may do so by sending an e-mail to board@shawgrp.com, or by writing to them at the following address: Board of Directors, 4171 Essen Lane, Baton Rouge, Louisiana 70809. All e-mails and letters received by either of these two methods will be categorized and processed by Shaw’s Director of Internal Audit and then forwarded to Shaw’s non-management directors. For additional information, please see “Corporate Governance” on our website at http://www.shawgrp.com.

Do the independent directors of Shaw meet separately during the year?

      Yes, Shaw’s independent directors met separately during fiscal 2003. The independent directors will continue to meet without any members of management or any non-independent directors being present, pursuant to the rules promulgated by the New York Stock Exchange.

Does Shaw’s Board of Directors have any separately-designated standing committees?

      Shaw’s Board of Directors presently has four separately-designated standing committees: (1) the Audit Committee, (2) the Compensation Committee, (3) the Nominating and Corporate Governance Committee and (4) the Executive Committee. Each of these committees is composed entirely of independent directors. Independence for these purposes has the meaning described above under “Corporate Governance Matters – How does Shaw determine whether a director is independent?” During fiscal 2003 and until December 2003, Mr. Grigsby served as a member of our Compensation Committee and our Nominating and Corporate Governance Committee. Under our new independence standards, which we adopted in December 2003, and the new NYSE independence standards, with which we must be in compliance by the date of the Annual Meeting, it is possible Mr. Grigsby may no longer be deemed independent. As a result, he was replaced in December 2003 by Governor Roemer as a member of our Compensation Committee and by Mr. Sinders as a member of our Nominating and Corporate Governance Committee. See “Corporate Governance Matters—How many independent directors does Shaw have?”

What does the Audit Committee do?

      The Audit Committee assists the Board in its oversight of:

•	the integrity of Shaw’s financial statements;

•	Shaw’s compliance with legal and regulatory requirements;

•	Shaw’s systems of internal accounting and financial controls;

•	the performance of the annual independent audit of Shaw’s financial statements;

•	the independent auditor’s qualifications and independence; and

•	the performance of Shaw’s internal audit function.

      The Audit Committee also prepares an Audit Committee report in conformity with the rules of the SEC to be included in Shaw’s annual proxy statement.

Does the Audit Committee have a charter, and, if so, where can I find a copy?

      Yes, our Board has adopted the amended and restated Audit Committee Charter. A copy of the amended and restated Audit Committee Charter is attached to this Proxy Statement as Appendix A and can also be found on our website at http://www.shawgrp.com.

Who are the members of the Audit Committee?

      At present, as well as during the 2003 fiscal year, the Audit Committee members are Mr. Grigg, Mr. Sinders and Senator Hoyle, with Mr. Grigg serving as chairman. Following the Annual Meeting, we expect that the members of the Audit Committee will be Mr. Sinders, Governor Roemer and Mr. Barker, with the chairman of such committee to be elected at the first meeting of the Audit Committee following our Annual Meeting.

How many meetings did the Audit Committee have last year?

      The Audit Committee held nine meetings during fiscal 2003.

Does the Audit Committee have an Audit Committee Financial Expert?

      Yes, the Board has determined that Mr. Grigg meets the qualifications of an audit committee financial expert as defined by the rules promulgated by the SEC.

What does the Compensation Committee do?

      The duties of the Compensation Committee are:

•	to review each year Shaw’s incentive compensation plans and equity-based plans and make a determination whether such compensation and benefit plans are consistent with corporate objectives (shareholders shall be given the opportunity to vote on equity-compensation plans, as required by law, applicable listing standards, and Shaw’s corporate governance principles);

•	to review, approve and report each year the CEO’s recommendations regarding:

•	the compensation of all officers of Shaw;

•	awards under Shaw’s stock option plans and any other benefit plans of Shaw;

•	the adoption of and/or major changes to major compensation policies and practices of Shaw; and

•	employment agreements, severance arrangements, and change in control provisions/agreements, in each case as, when, and if appropriate;

•	to review each year and make recommendations to the Board regarding the compensation of all directors;

•	to review each year and approve corporate goals and objectives relevant to the compensation payable to the CEO, and, either as a committee or together with the other independent directors (as directed by the Board) evaluate the CEO performance in light of the goals and objectives and set the CEO compensation level based on this evaluation;

•	to produce a Compensation Committee report on executive compensation as required by the SEC, to be included in Shaw’s annual proxy statement;

•	to select, retain and terminate, in its sole discretion, independent compensation and benefits consultants and special outside counsel, as needed, to provide independent advice to the Compensation Committee with respect to the Shaw’s current and proposed executive compensation and employee benefit programs;

•	to oversee and approve the continuity planning process; and

•	to review and approve, or review and recommend to the Board for its approval of, any transaction in equity securities of Shaw, or derivatives of those equity securities, between Shaw and any officer or director of Shaw, who is subject to the reporting and short-swing liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended.

Does the Compensation Committee have a charter, and, if so, where can I find a copy?

      Yes, our Board has adopted the Compensation Committee Charter. A copy of the Compensation Committee Charter can be found on our website at http://www.shawgrp.com.

Who are the members of the Compensation Committee?

      During fiscal 2003 and until December 2003, the Compensation Committee consisted of Mr. McAlister and Mr. Grigsby, with Mr. Grigsby serving as chairman. In December 2003, Mr. Grigsby was replaced by Governor Roemer as a member of the Compensation Committee. See “Corporate Governance Matters – How many independent directors does Shaw have?” above.

How many meetings did the Compensation Committee have last year?

      The Compensation Committee held five meetings during fiscal 2003.

What does the Nominating and Corporate Governance Committee do?

      The functions of the Nominating and Corporate Governance Committee include the following:

•	to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for election at the annual meeting of shareholders or for appointment to fill vacancies;

•	to recommend to the Board director nominees for each committee of the Board;

•	to advise the Board about appropriate composition of the Board and its committees;

•	to advise the Board about and recommend appropriate corporate governance practices and to assist the Board in implementing these practices;

•	to assist the Board in its annual review of the performance of the Board and its committees;

•	to direct all matters relating to succession of the CEO of Shaw; and

•	to perform such other functions as the Board may assign to the Committee from time to time.

      Does the Nominating and Corporate Governance Committee have a charter, and, if so, where can I find a copy?

      Yes, our Board has adopted the Nominating and Corporate Governance Committee Charter. A copy of the Nominating and Corporate Governance Committee Charter can be found on our website at http://www.shawgrp.com.

Who are the members of the Nominating and Corporate Governance Committee?

      During fiscal 2003 and until December 2003, the Nominating and Corporate Governance Committee consisted of Mr. Grigsby, Mr. Grigg and Senator Hoyle, with Mr. Grigsby serving as chairman. In December 2003, Mr. Grigsby was replaced by Mr. Sinders as a member of the Nominating and Corporate Governance Committee.

How many meetings did the Nominating and Corporate Governance Committee hold last year?

      The Nominating and Corporate Governance Committee held three meetings during the 2003 fiscal year.

What does the Executive Committee do?

      In accordance with our Bylaws, the Executive Committee manages the affairs of Shaw, as necessary, between meetings of the Board. In practice, the Executive Committee meets infrequently and does not act except on matters that must be dealt with prior to the next scheduled Board meeting and in situations where the Board has not provided specific instructions.

      At present, the Executive Committee consists of Mr. Bernhard, Mr. McAlister and Senator Hoyle.

Are Shaw’s directors compensated?

      All non-employee directors receive an annual retainer of $44,000 payable in $11,000 quarterly installments, plus $1,000 for each Board meeting attended and $250 for each Board committee meeting attended. In addition, the chairman of the Audit Committee receives an additional $5,000 per quarter and the other Audit Committee members receive an additional $1,000 per quarter.

Do the directors receive stock options?

      Pursuant to the Shaw 1996 Non-Employee Director Stock Option Plan, each non-employee director serving as of the effective date of the Plan (July 14, 1996) received, and each non-employee director not serving on the effective date upon his or her initial election by the shareholders receives, options to purchase 5,000 shares of our common stock. These options vest in 25% increments in each of the four years following the grant of such options. In addition, each non-employee director is awarded additional options to purchase 1,500 shares of common stock on an annual basis upon re-election to the Board. These options vest one year from the date of award. The exercise price for all options granted under the Plan is the closing price of a share of our common stock reported on the New York Stock Exchange on the effective date of the award.

Does Shaw have a code of ethics and conduct, and, if so, where can I find a copy?

      Yes, our Board of Directors has formally adopted The Shaw Group Inc. Code of Corporate Conduct and Insider Trading and Disclosure Policy, which applies to all of our employees, officers and directors. Our Board of Directors has also formally adopted a separate Code of Ethics for the Chief Executive Officer and Senior Financial Officers, which applies to our Chief Executive Officer, Chief Financial Officer, Controller and all other senior financial and accounting officers. Copies of these codes are available on our website at http://www.shawgrp.com.

How can I obtain printed copies of the information described above?

      We will provide printed copies of the charters of our Audit, Compensation and Nominating and Corporate Governance Committees, as well as the Code of Corporate Conduct and Insider Trading and Disclosure Policy and the Code of Ethics for Chief Executive Officer and Senior Financial Officers, to any person without charge upon request.

OUR EXECUTIVE MANAGEMENT TEAM

      The following table provides information with respect to our executive officers. Each executive officer has been elected to serve until his successor is duly appointed or elected by the Board of Directors or his earlier removal or resignation from office.

Name	Age	Position

J. M. Bernhard, Jr.	49	Chairman of the Board of Directors and Chief Executive Officer
T. A. Barfield, Jr.	39	President and Chief Operating Officer
Richard F. Gill	60	Executive Vice President and Chairman of the Company’s Executive Committee
Robert L. Belk	54	Executive Vice President, Chief Financial Officer and Treasurer
Gary P. Graphia	41	Secretary and General Counsel
Michael P. Childers	42	President, Engineering, Construction & Maintenance Division
Diana Severs Ferguson	44	President, Environmental & Infrastructure Division
David L. Chapman, Sr.	57	President, Fabrication & Manufacturing Division
R.M. Glover	50	President of Construction — ECM Division
Nicholas C. Gallinaro	63	Head of Technology — ECM Division
Dorsey Ron McCall	55	President of Maintenance — ECM Division
Ebrahim Fatemizadeh	54	President of Power and Process, Engineering, Procurement and Construction — ECM Division

      J.M. Bernhard, Jr. — For personal information on Mr. Bernhard, see “Election of Directors.”

      T.A. Barfield, Jr. — For personal information on Mr. Barfield, see “Election of Directors.”

      Richard F. Gill has been employed by us since 1997 when we acquired certain assets of MERIT Industrial Constructors, Inc. (“MERIT”) and other affiliated entities. Mr. Gill served as President of MERIT from its founding in January 1982 until the sale of its assets to the Company in 1997. MERIT was an industrial construction and maintenance firm based in Baton Rouge, Louisiana. Mr. Gill served as the President of Shaw Process and Industrial Group, Inc., our wholly-owned subsidiary, from March 1997 until August 1998, and as Senior Vice President in charge of International and Construction Operations from September 1998 until May 1999 and as our Chief Operating Officer until September 2003. In September 2003, Mr. Gill was appointed Executive Vice President and Chairman of our non-director executive committee. Mr. Gill has over 32 years of experience in the industrial construction and maintenance industry.

      Robert L. Belk joined us in October 1998 as Executive Vice President, Chief Financial Officer and Treasurer. Prior to joining us, Mr. Belk served Ocean Energy, Inc. as its Executive Vice President of Administration from March 1998 until October 1998, as its Executive Vice President and Chief Financial Officer from June 1997 until March 1998, and as its Senior Vice President, Chief Financial Officer and Treasurer from 1993 until 1997. Prior to joining Ocean Energy, Mr. Belk was engaged in public accounting with national and local firms and as a sole-practitioner.

      Gary P. Graphia has been employed by us since August 1999 as Secretary and General Counsel. Prior to joining us, Mr. Graphia practiced law with Kean, Miller, Hawthorne, D’Armond, McCowan & Jarman, L.L.P. where he was a partner. Mr. Graphia entered the practice of law in 1991 after four years with Texas Commerce Bank, Houston, Texas, where he became an Assistant Vice President.

      Michael P. Childers joined us in March 2003 as President of our Stone & Webster Power Division and in September 2003 was appointed as President of our Engineering, Construction and Maintenance, or ECM, Division. Mr. Childers formerly served as President of Entergy Asset Management and as Chief Operating

Officer of Entergy Wholesale Operations from January 2000 to March 2003. Prior to joining Entergy, Mr. Childers served as Vice President of Development for Edison Mission Energy from November 1997 to January 2000. He has over 17 years of experience in our industry and his experience includes senior level experience in power development, acquisition, marketing and trading, as well as managing long term, structured, power, and gas marketing and financial derivative transactions.

      Diana Severs Ferguson joined us in October 2003 and serves as President of our Shaw Environmental & Infrastructure Division. Ms. Severs Ferguson came to us following a 23-year career with Fluor Corporation. Most recently, she served as President, Defense Group, where she oversaw Fluor’s defense business with the federal government. Prior to this position, Ms. Severs Ferguson was Senior Vice President Sales, Marketing and Strategic Planning for Fluor’s Government Group.

      David L. Chapman, Sr., joined us in April 2002 as President of our Fabrication & Manufacturing Division. Mr. Chapman has over 32 years of experience in the industrial fabrication business. Mr. Chapman joined us from Turner Industries Group, a large industrial contracting company, where he served as President of International Piping Systems, Turner International Piping Systems, and International Painting Corporation. Prior to joining Turner in 1984, Mr. Chapman was employed by Texas Pipe Bending Company for 15 years where he served most recently as Vice President of Marketing.

      R.M. Glover has been employed with us since March 2001, and served as Vice President Construction Operations. In March 2003, Mr. Glover was appointed President of Construction – ECM Division. Mr. Glover has 27 years of construction and engineering experience in the pulp and paper, mining, manufacturing, power, hydrocarbons, and commercial industries for projects foreign and domestic. Prior to joining us, Mr. Glover served as President and CEO of Rust Constructors, Inc., the merit shop construction, government, and maintenance division of Washington Group International for five years and division manager of Fluor Daniel Heavy Industrial Operating Company from 1993 to 1997.

      Nicholas C. Gallinaro became employed by us in April 2002 as President of the Stone & Webster Process Division and in October 2003 was appointed Head of Technology – ECM Division. Mr. Gallinaro joined us from Kellogg Brown & Root, Inc., a large engineering, procurement and construction (“EPC”) company where he served since 1994, most recently as Senior Vice President of Onshore Operations. Prior to joining Kellogg Brown & Root, Mr. Gallinaro served as a Vice President of Raytheon Engineers & Constructors, another large EPC company.

      Dorsey Ron McCall, President of our Maintenance Division, became employed by us in August 2002. Mr. McCall joined the Company from Turner Industries Group where he served for 23 years as Senior Vice President of Construction and Maintenance of the Western Division. Prior to joining Turner, Mr. McCall worked for C.F. Braun Engineers for six years.

      Ebrahim (Abe) Fatemizadeh joined us in September 2003 as President of our Stone & Webster Power Group and in October 2003, he was appointed President of Power and Process, Engineering, Procurement and Construction – ECM Division. Prior to joining us, Mr. Fatemizadeh was Vice President of Fluor Corporation where he served for 15 years and was responsible for the management of global operations for Fluor’s Chemical Business Unit. Previously, Mr. Fatemizadeh was Senior Vice President of Operations and General Manager for Duke Fluor Daniel in Aliso Viejo, California.

COMPENSATION OF OUR HIGHEST PAID EXECUTIVES

      The following table shows compensation data for the last three fiscal years for our CEO and our four other most highly compensated executive officers (“Named Executive Officers”).

Summary Compensation Table

ANNUAL COMPENSATION

						Long Term
		Annual Compensation				Compensation

					Other Annual	Securities	All Other
	Fiscal				Compensation	Underlying	Compensation
Name and Principal Position	Year(1)	Salary(2)	Bonus(3)		(5)	Options(#)(6)	(7)

J. M. Bernhard, Jr.	2003	$950,000	—		—	—	$6,000
Chief Executive Officer	2002	$953,482	$1,000,000		—	—	$5,500
and Chairman of the Board	2001	$941,667	$2,000,000		—	—	$5,333
Richard F. Gill	2003	$625,315	—		—	100,000	$6,000
Executive Vice President and	2002	$664,306	$500,000		$79,966	15,000	$5,500
Chairman, Executive Committee	2001	$632,397	$500,000		$75,054	—	$5,250
David L. Chapman, Sr.	2003	$350,000	$325,000		—	25,000	—
President, Fabrication and	2002	$141,345	$350,000		—	100,000	—
Manufacturing Division	2001	—	—		—	—	—
Nicholas C. Gallinaro	2003	$350,000	$250,000		—	25,000	—
Head of Technology — ECM	2002	$121,827	$250,000		—	50,000	—
Division	2001	—	—		—	—	—
Dorsey Ron McCall	2003	$300,000	$250,000	(4)	$57,437	25,000	692
President of Maintenance —	2002	28,846	$250,000		—	50,000	—
ECM Division	2001	—	—		—	—	—

(1)	Our fiscal year ends on August 31.

(2)	From time to time, executive officers receive raises that are made retroactive to prior periods. These raises may overlap fiscal periods. The entire amount of the retroactive payment is reported in the year the amount is received.

(3)	The bonuses paid to Mr. Gallinaro, Mr. Chapman and Mr. McCall for fiscal 2003 and fiscal 2002 were required to be paid pursuant to employment agreements. See “Employment Agreements.” The bonuses paid to Mr. Gill for fiscal 2002 and to Mr. Bernhard for fiscal 2002 and fiscal 2001 were paid as a result of the achievement by us of specific and preestablished corporate performance goals. All other bonuses in the table were paid at the discretion of the Compensation Committee of our Board. For more information, see “Compensation Committee Report on Executive Compensation” below.

(4)	Pursuant to his employment agreement, Mr. McCall is entitled to an annual bonus, which amount is the greater of $250,000 or an amount equal to five percent of any increase in the net profits of the Company’s Maintenance operations over the net profits from Maintenance operations of the initial year of his employment. Mr. McCall’s bonus for fiscal 2003 has not yet been finalized. Any bonus amount in excess of $250,000 will be determined and paid to him as soon as practicable.

(5)	Perquisites and other personal benefits, except for those for Mr. McCall in fiscal 2003 and those for Mr. Gill in fiscal 2002 and fiscal 2001, have not been disclosed in the “Other Annual Compensation” column since, in the aggregate, they did not exceed the lesser of either $50,000 or 10% of total salary and bonus. Based on our record keeping procedures, the amounts disclosed for Mr. McCall for fiscal 2003 and the amounts disclosed for Mr. Gill for fiscal 2002 and fiscal 2001 constitute total personal benefits for each respective calendar year. Of the 2003 total for Mr. McCall, $26,106 represents imputed interest for the calendar year on a loan the Company extended to Mr. McCall as of July 29, 2002. For more information, see “Certain Relationships and Related Transactions.” Of each of the 2002 and 2001 totals for Mr. Gill, $58,014 and $58,014 represents forgiveness of interest for the calendar years 2001 and 2000, respectively.

(6)	Denotes shares of common stock that may be purchased upon exercise of options awarded pursuant to our employee stock option plans. All options have been granted at an exercise price of 100% of the fair market value of the common stock on the date of grant. We have made certain guarantees with respect to Mr. Chapman’s stock options. See “Employment Agreements.” For additional information regarding options granted during fiscal 2003, see “Option Grants in Last Fiscal Year” and for information regarding current holdings of options, see “Options Exercised and Fiscal Year-End Option Values.”

(7)	Represents our contribution on behalf of the executive officers to our 401(k) plan. As a result of non-discrimination testing of highly compensated employees, refunds of employee 401(k) withholdings and the forfeiture of our corresponding contribution may take place in subsequent years. Our contributions reflected in this table have not been reduced for past or potential forfeitures as a result of non-discrimination testing.

      The following table shows all options to purchase common stock granted to each of the Named Executive Officers in fiscal 2003 and the potential value of such grants at the stock price appreciation rates of 5% and 10% compounded annually over the term of the option. The 5% and 10% appreciation rates are required to be disclosed by SEC rules and are not intended to forecast possible future appreciation, if any, in the price of our common stock.

Option Grants in Last Fiscal Year

					Potential Realizable Value
	Number of	% of Total			at Assumed Annual Rate
	Securities	Options			of Stock Price
	Underlying	Granted to	Exercise		Appreciation for
	Options	Employees	Price		Option Term (2)
	Granted	in Fiscal	$/Share
Name	(1)	Year	(2)	Expiration Date	5%	10%

J. M. Bernhard, Jr.	—	—	—	—	—	—
Richard F. Gill	100,000	7.8%	$15.08	December 18, 2012	$948,373	$2,403,364
David L. Chapman, Sr.(3)	25,000	1.9%	$15.08	December 18, 2012	$237,093	$600,841
Nicholas C. Gallinaro	25,000	1.9%	$15.08	December 18, 2012	$237,093	$600,841
Dorsey Ron McCall	25,000	1.9%	$15.08	December 18, 2012	$237,093	$600,841

(1)	The options are generally exercisable in four 25% annual installments beginning one year from the date of grant, with exercise prices equal to the fair market value of a share of common stock on the date of grant.

(2)	Based upon the closing price of a share of our common stock listed on the New York Stock Exchange on the date of award.

(3)	We have made certain guarantees with respect to Mr. Chapman’s stock options. See “Employment Agreements.”

Options Exercised and Fiscal Year-End Option Values

      The following table sets forth information (at August 31, 2003) regarding (i) the number of shares received and the value realized upon exercise of stock options during fiscal 2003 by the Named Executive

Officers, and (ii) the number and value of exercised and unexercised options held by the Named Executive Officers.

Value of Unexercised
			Number of Shares	In-the-Money Options at
			Underlying Unexercised	Fiscal Year End Exercisable/
	Shares		Options at	Unexercisable
	Acquired on	Value	Fiscal Year-End
Name	Exercise(#)	Realized($)	Exercisable/Unexercisable	(1)(2)	(2)(3)

J. M. Bernhard, Jr.	—	—	700,000/100,000	$1,869,000	$—
Richard F. Gill	—	—	192,501/151,249	$321,234	$—
David L. Chapman, Sr.(4)	—	—	25,000/100,000	$—	$—
Nicholas C. Gallinaro	—	—	12,500/62,500	$—	$—
Dorsey Ron McCall	—	—	12,500/62,500	$—	$—

(1)	The exercise price of all-in-the-money exercisable options is $4.19 per share.

(2)	The values are based upon the closing price reported on the New York Stock Exchange of the common stock on August 29, 2003 ($8.86).

(3)	There were no in-the-money unexercisable options on August 31, 2003.

(4)	We have made certain guarantees with respect to Mr. Chapman’s stock options. See “Employment Agreements.”

Compensation Committee Report on Executive Compensation

      The Compensation Committee of the Board administrates Shaw’s compensation programs for executive officers, including the CEO and key employees. The Compensation Committee meets regularly and is comprised of two independent directors. During fiscal 2003 and until December 2003, the Compensation Committee consisted of Albert D. McAlister and L. Lane Grigsby, with Mr. Grigsby serving as chairman. The present members of the Compensation Committee are Albert D. McAlister and Governor Roemer. See “Corporate Governance Matters—Who are the members of the Compensation Committee?” above.

      The following sets forth the Compensation Committee’s policies regarding executive compensation during fiscal 2003, a discussion of Shaw’s executive compensation program and the decisions and actions of the Compensation Committee during fiscal 2003 with respect to compensation for the CEO specifically and the other executive officers and key employees as a group. For additional information about the Compensation Committee’s duties, see “Corporate Governance Matters — What does the Compensation Committee do?”

Compensation Philosophy and Objectives

      In performing its duties, the Compensation Committee seeks to attain the following corporate objectives:

•	to attract, motivate and retain competent and talented employees focused on enhancing shareholder value;

•	to correlate compensation with Shaw objectives and strategies;

•	to provide compensation opportunities that are linked to the performance of Shaw;

•	to align employee incentives with those of Shaw’s shareholders; and

•	to reward the outstanding achievement of employees whose individual contributions enhance Shaw’s results.

      No specific weighting is assigned to any of these objectives by the Compensation Committee in making decisions regarding compensation for the CEO or other executive officers or key employees of Shaw.

Executive Compensation Components and Practices

      Shaw’s executive compensation program consists of three components: (1) base salary, (2) short-term incentives (cash bonuses) and (3) long-term incentives available under our Long Term Incentive Plans, including stock options. The policies and practices for determining executive compensation, and specifically that of the CEO, are described below.

      Base Salary. In determining appropriate base salaries, the Compensation Committee considers, among other factors, competitive market forces as they relate to attracting and retaining highly talented executives. The Compensation Committee also considers job responsibility, experience, tenure and the cost of living in the areas where Shaw’s offices and facilities are located. The Compensation Committee also utilizes survey and other relevant information from nationally recognized independent compensation consulting firms. The Stone & Webster acquisition in fiscal 2000 and the IT Group acquisition in fiscal 2002 resulted in a significant expansion of Shaw’s operations and dramatically increased the duties and responsibilities of the Company’s executives and senior officers. Based upon recommendations of the CEO, and in light of such increased duties and responsibilities, the Compensation Committee approved raises for fiscal 2003 for Messrs. Barfield and Graphia. The Compensation Committee believes that such raises will generally motivate and encourage such persons to continue in the employ of Shaw.

      Cash Bonuses. For the 2003 fiscal year, the Compensation Committee approved bonuses for certain executives and key officers. The bonuses paid or payable to Messrs. Chapman, Gallinaro and McCall for fiscal 2003 were required to be paid pursuant to their respective employment agreements. See “Employment Agreements.” Other bonuses paid to certain key employees for fiscal 2003 were approved on a discretionary basis and determined based on the results of the respective officers’ operations and other contributions to Shaw. Such factors include, among other things, participation in acquisitions, strategy and organizational development and safety. In approving bonuses, the Compensation Committee also considers the results of survey information from nationally recognized compensation consultants in determining overall compensation required to retain and incentivize key executives and employees.

      Awards of Stock Options. During fiscal 2003, stock options covering an aggregate of 1,285,600 shares of common stock were awarded to officers and key employees of Shaw. The options have exercise prices ranging from $8.17 to $15.08 per share (the fair market value on the date of grants) and vest in four 25% annual increments beginning one year following the date of award. All executives are eligible to be considered for stock options granted annually. The size of the grant is determined by the Compensation Committee based on survey information from nationally recognized compensation consulting firms and other factors such as job responsibilities and scope, level of expertise and experience required, strategic impact of the executive’s position, overall business performance and the executive’s individual contribution. Shaw has used, and plans to continue to use, the award of stock options to align the interests of the recipients with the interests of Shaw’s shareholders, to provide an incentive for the key employees (and executives) to remain in the employ of Shaw and to attract new employees to Shaw. The award of stock options provides key employees with an additional incentive to promote the financial success of Shaw as reflected in increased value in common stock. Grants of stock options are made annually to officers and key employees of Shaw under the 2001 Employee Incentive Compensation Plan. For additional information regarding stock options of certain executives, see the tables set forth above and “Employment Agreements” below.

      The Compensation Committee has recommended to the Board of Directors an amendment to the 2001 Employee Incentive Compensation Plan to increase by 2,000,000 shares the number of shares of common stock reserved for issuance under the 2001 Employee Incentive Compensation Plan. See “Proposal 2 — To Approve an Amendment to Increase the Number of Shares Reserved for Issuance Under Shaw’s 2001 Employee Incentive Compensation Plan.”

Compensation of the Chief Executive Officer

      The Compensation Committee’s basis for compensation of the CEO, J.M. Bernhard, Jr., is based on the compensation philosophy, objectives and practices described above. Mr. Bernhard participates in the same executive compensation plans that are available to the other executive officers and also has an Employment

Agreement with Shaw. During fiscal 2001, Shaw engaged a compensation consultant, Towers Perrin, to provide consultation services in respect of the compensation package for the CEO. Towers Perrin conducted market research, evaluated compensation packages being paid to top executives of companies that compete with Shaw or that have comparable market capitalizations and provided a report to the Compensation Committee concerning the compensation of the CEO. Based upon the Towers Perrin report, during fiscal 2001 the Compensation Committee recommended an Employment Agreement for the CEO, which the Board of Directors approved. The Employment Agreement is discussed in greater detail below, under the headings “Employment Agreements” and “Change of Control Arrangements.” In general, the CEO’s Employment Agreement provides for a base salary of $950,000 per year (subject to increase by the Board of Directors) and bonuses that are paid pursuant to any bonus program of Shaw or, in the absence of a program, at the Board’s discretion. No bonus was paid to the CEO for fiscal 2003.

      The Compensation Committee believes that the CEO’s substantial holdings of common stock align his interests with those of the Company’s shareholders, and that previous awards of stock options, as of August 31, 2003, covering an aggregate of 800,000 shares of common stock provides meaningful incentive and motivation for his performance, as well as strengthens the alignment of his interests with those of Shaw’s shareholders in general. No stock options were granted to the CEO during fiscal 2003.

Section 162(m) Policy

      The Compensation Committee is responsible for addressing issues relating to Section 162(m) of the Internal Revenue Code (“Section 162(m)”). Section 162(m) limits the deductibility of compensation and benefits paid to certain executive officers, including the CEO, that do not qualify as “performance-based” to $1 million to each of them. To qualify as performance-based under Section 162(m), compensation and benefits must be paid pursuant to a plan administered by a committee of outside directors and must be based on achieving objective performance goals. In addition, the material terms of the plan must be disclosed to and approved by our shareholders, and the Compensation Committee must certify that the performance goals were achieved before payments are awarded. For fiscal 2003, no employee is expected to receive compensation and benefits in excess of $1 million in the aggregate. However, Mr. McCall’s bonus for fiscal 2003 has not yet been determined, and when it is determined, his total compensation and benefits for fiscal 2003 may exceed $1 million in the aggregate. Nevertheless, the Compensation Committee believes that the compensation payable for fiscal 2003 will not result in any substantial loss of tax deductions for Shaw. Also, the 2001 Employee Incentive Compensation Plan has been designed to meet the requirements in Section 162(m) for stock options, including the requirements that all options have an exercise price that is no less than the fair market value of the common stock on the grant date and that the plan state the maximum number of shares that can be issued during a specified period to a participant under the Plan. Thus, the provisions of Section 162(m) should not limit Shaw’s ability to deduct all of the compensation income generated in connection with the exercise of stock options granted under the 2001 Employee Incentive Compensation Plan. The 2001 Employee Incentive Compensation Plan is further designed to provide flexibility that allows Shaw to structure other awards made under the 2001 Employee Incentive Compensation Plan to preserve the deductibility of any compensation expense over $1 million. While it is the Compensation Committee’s intent to adopt policies to obtain maximum deductibility of executive compensation, consistent with the objectives of Shaw’s executive compensation program outlined above, the Compensation Committee is cognizant of the need for flexibility in making executive compensation decisions, based on the relevant facts and circumstances, so that the best interests of Shaw are maximized. As a result, under certain circumstances, executive compensation may be awarded that is not deductible.

COMPENSATION COMMITTEE

Albert D. McAlister
L. Lane Grigsby

Employment Agreements

      CEO. We and Mr. Bernhard are parties to an Employment Agreement effective as of April 10, 2001. Pursuant to the terms of the agreement, Mr. Bernhard has agreed to serve as our Chairman and Chief Executive Officer for a ten year term that automatically renews each day following the date of the agreement for ten years so that on any given day, the remaining term of such agreement is ten years. We or Mr. Bernhard may give notice at any time that the agreement will not be further renewed and that after the date fixed in the notice, the term of the agreement will expire in ten years. The agreement provides that Mr. Bernhard will, among other things: (a) receive an annual base salary in the amount of $950,000 which may be increased by the Board of Directors (Mr. Bernhard’s base salary for fiscal 2003 was $950,000); (b) receive bonus awards under any bonus program established by us or, in the absence of a bonus program, bonus awards as may be as determined by us; (c) be included in all of our plans and programs that are made available to our employees generally, including health, dental, disability, 401(k) and life insurance plans, vacations and holidays; and (d) receive other benefits in addition to those made available to our management, including an automobile allowance and other means of transportation for his personal use and benefit.

      In the event that Mr. Bernhard resigns for Good Reason (as defined in his agreement to include, among other things, a Change of Control of us, as defined therein), or is discharged by the Company for reason(s) other than his Misconduct (as defined therein) or disability, we will be obligated to pay Mr. Bernhard, in a lump sum, his base salary in effect immediately prior to termination plus the highest bonus paid by us during the ten years prior to termination multiplied by the number of years remaining in the term of the agreement, which, unless prior notice had been properly given, will be ten years. Further, upon termination for any of the reasons described above, all stock options and similar awards previously granted to Mr. Bernhard will become fully vested.

      In the event of Mr. Bernhard’s death, his estate shall be entitled to a lump sum payment of one year’s base salary, a prorata bonus in the amount he would have otherwise been entitled to receive and a death benefit of $10,000,000 (which will be provided through the purchase of term life insurance, if available) and his surviving spouse and children will be entitled to receive one year of paid group health and dental benefits.

      Mr. Bernhard has agreed not to compete with us for a period of ten years following termination of employment, and in consideration for this agreement, we have agreed upon his termination to pay Mr. Bernhard a lump sum amount of $15,000,000. Upon a Change of Control of us, the entire $15,000,000 non-compete payment becomes immediately due and payable. During each of fiscal 2001, 2002 and 2003, we set aside $5,000,000 to fund the potential non-compete payment.

      Named Executive Officers. We and Mr. Gill are parties to an Employment Agreement dated May 5, 2000, as amended, pursuant to which Mr. Gill serves as our Executive Vice President. Mr. Gill is also the Chairman of Shaw’s non-director executive committee. Mr. Gill’s agreement has a term of three years that is automatically renewed each day for three years so that on any given day, the remaining term of his agreement is three years. Notwithstanding the foregoing, we or Mr. Gill may give notice that his agreement will not be further renewed and that after the date fixed in the notice, the term of the agreement will expire in three years. Mr. Gill is entitled to a base annual salary of, at a minimum, $415,000, which may be increased by the Board of Directors (Mr. Gill’s base salary for fiscal 2003 was $625,315), bonuses as paid in the discretion of the Board, reimbursement of expenses, an automobile allowance and participation in the various employee benefit plans or programs provided to employees of Shaw in general. The annual base salary payable to Mr. Gill may be increased but may not be decreased without Mr. Gill’s consent.

      In the event of the resignation by Mr. Gill for Good Reason (as defined in his agreement to include, among other things, the occurrence of certain events that constitute a Change of Control of us, as defined therein), termination as a result of his disability or termination by us for any reason other than Mr. Gill’s Misconduct (as defined in his agreement) or disability, all stock options and similar awards previously granted to Mr. Gill will become fully vested. Further, if Mr. Gill resigns for Good Reason or is terminated by us for any reason other than his Misconduct or disability, we will be obligated to (a) pay him, in a lump sum, his base salary in effect prior to termination plus his highest bonus paid over the course of the three years prior to termination multiplied by the number of years left in the term of the agreement (which, unless notice has been properly given, will be three years); and (b) provide disability, accident and group health benefits for the remainder of the term of such agreement. In the event of Mr. Gill’s death, his estate will be entitled to a lump sum payment of one year’s base salary and his surviving spouse and children will be entitled to receive one year of paid group health and dental insurance benefits.

      We and Mr. Gallinaro are parties to an Employment Agreement dated as of April 13, 2002, pursuant to which Mr. Gallinaro serves as our Head of Technology – ECM Division. Under the agreement, Mr. Gallinaro is entitled to (a) an annual base salary of $350,000, (b) participation in the Company’s annual bonus program with a guaranteed minimum bonus of $250,000 per year for the first three years of employment, (c) be included in all of our plans and programs that are made available to our employees generally, including health, dental, disability, 401(k) and life insurance plans, vacations and holidays. Upon commencement of his employment with us, Mr. Gallinaro was granted options to purchase 50,000 shares of our common stock.

      We also loaned Mr. Gallinaro $1,000,000 with such loan being issued upon the commencement of his employment with us. The loan is interest-free and will be forgiven upon Mr. Gallinaro’s employment with us for three years. If Mr. Gallinaro resigns or is terminated for Cause (as defined in his agreement) prior to the completion of three years of service with us, Mr. Gallinaro will be required to reimburse us for the full amount of the loan. If Mr. Gallinaro is terminated prior to the completion of three years of service other than for Cause, or in the event of death or incapacitation, the loan will be completely forgiven.

      In the event of a Corporate Change (as defined in his agreement) which results in Mr. Gallinaro’s termination or a material reduction in his overall compensation, we will be obligated to (a) pay him, in lump sum, an amount equal to twice his annual base salary then in effect plus twice the amount of his last bonus and (b) provide Mr. Gallinaro and his dependents up to two years of disability, accident and group health insurance benefits substantially similar to those he was receiving prior to the Corporate Change. Also, any and all options previously awarded to Mr. Gallinaro will become fully vested and any amounts outstanding under his loan will be forgiven upon the occurrence of a Corporate Change.

      We and Mr. Chapman are parties to an Employment Agreement dated April 6, 2002, pursuant to which Mr. Chapman serves as the President of our Fabrication and Manufacturing Division. Under the agreement, Mr. Chapman is entitled to (a) an annual base salary of $350,000, (b) participation in our annual bonus program with a guaranteed minimum bonus of $325,000 per year, (c) an automobile allowance, (d) a country club membership and (e) be included in all of our plans and programs that are made available to our employees generally, including health, dental, disability, 401(k), and life insurance plans, vacations and holidays. Upon commencement of his employment with us, Mr. Chapman was granted options to purchase 100,000 shares of our common stock. We have guaranteed Mr. Chapman a $10 per share accretion in stock price with respect to the shares underlying these options based on the performance of the Fabrication and Manufacturing Division. Upon Mr. Chapman’s exercise of those options, we will pay him, in cash, the difference between the guaranteed accreted value per share of the stock and the fair market value of the stock on the exercise date.

      We also loaned Mr. Chapman $1,000,000 with such loan being issued upon the commencement of his employment with us. The loan will be forgiven upon Mr. Chapman’s employment with us for three years. If Mr. Chapman resigns his position with us prior to completing three years employment with Shaw, he will be required to pay the full amount of the loan. See “Certain Relationships and Related Transactions.”

      The agreement also provides that upon the completion of three years service to us, Mr. Chapman will provide consulting services to us for an additional three years. In consideration for his consulting services, we will pay Mr. Chapman an annual retainer of $200,000 per year (based upon a minimum of 200 hours of service per year).

      We and Mr. McCall are parties to an Employment Agreement dated as of July 29, 2002, pursuant to which Mr. McCall serves as the President of Maintenance – ECM Division. Under the agreement, Mr. McCall is entitled to (a) an annual base salary of $300,000, (b) an annual bonus, which amount is the greater of $250,000 or an amount equal to five percent of any increase in the net profits of the Company’s Maintenance operations over the net profits from Maintenance operations of the initial year of his employment, (c) a country club membership, (d) a death and disability benefit, (e) be included in all of our plans and programs that are made available to our employees generally, including health, dental, disability, 401(k) and life insurance plans, vacations and holidays and (f) a watercraft lease arrangement. See “Certain Relationships and Related Transactions.” Upon commencement of his employment with us, Mr. McCall was granted options to purchase 50,000 shares of our common stock.

      Upon commencement of employment with us, Mr. McCall also received an advance of $750,000 from the Company. Each year thereafter, a portion of his overall bonus is credited against such advance until the advance is reduced to zero. If Mr. McCall terminates his employment or is terminated for Cause (as defined in his agreement) prior to September 1, 2007, Mr. McCall will be required to reimburse the Company for any amounts outstanding under the advance. However, if his employment is terminated for any other reason, Mr. McCall shall have no obligation to repay any amounts outstanding thereunder.

      Following the completion of his employment with the Company, we have also agreed to hire Mr. McCall as a consultant. For each year that Mr. McCall provides consulting services for us, we will pay him 60% of the bonus that he received during his final year of employment with the Company. The term, in years, of this consulting arrangement will be equal to the term of Mr. McCall’s employment with the Company.

      Mr. McCall’s agreement also provides that upon the change of control of the Company (as defined in his agreement), the Company’s obligations under his agreement shall be assumed by the person acquiring control.

Change of Control Arrangements

      In addition to the change of control arrangements contained in certain employment agreements with executive officers described above, certain of our benefit plans include provisions relating to a change of control. These provisions have the effect of varying the benefits payable at that time from those that would be payable if no change of control had occurred. Stock options granted under our Stone & Webster Acquisition Stock Option Plan vest immediately upon a change of control. Further, all stock options, stock appreciation rights, restricted stock awards and performance share awards granted under our 2001 Employee Incentive Compensation Plan become fully vested upon a change of control. In addition, incentive bonuses that have been approved and accrued will become fully payable in the event of a change of control under the terms of the 2001 Employee Incentive Compensation Plan.

Audit Committee Report

      The Audit Committee performs the functions described in its charter, which has been amended and restated, and is included as Appendix A to this Proxy Statement. While the Audit Committee oversees Shaw’s financial reporting process, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Shaw’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of Shaw’s management and Shaw’s independent auditors.

      The Audit Committee held nine meetings during fiscal 2003. The meetings were designed to facilitate and encourage communication between the Audit Committee, Shaw’s internal auditors and Shaw’s independent auditors.

      During certain of these meetings, the Audit Committee reviewed and discussed with management and representatives of its independent auditors, Ernst & Young LLP, the audited financial statements to be included in Shaw’s Annual Report on Form 10-K for the fiscal year ended August 31, 2003. The discussions with representatives of Ernst & Young LLP also included the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received from Ernst & Young LLP written disclosures and the letter as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the Audit Committee has discussed with representatives of Ernst & Young LLP the issue of the independence of Ernst & Young LLP from Shaw.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in Shaw Group’s Annual Report on Form 10-K for the fiscal year ended August 31, 2003, filed with the Securities and Exchange Commission on October 20, 2003, as amended by Form 10-K/ A filed with the Securities and Exchange Commission on November 12, 2003. The Audit Committee also reappointed Ernst & Young to serve as independent auditors for Shaw for fiscal 2004.

October 15, 2003

AUDIT COMMITTEE

William H. Grigg (Chairman)
John W. Sinders, Jr.
David W. Hoyle

Audit Fees

      The following table sets forth the aggregate fees and costs incurred by us for: (i) professional services rendered by our principal independent accountant for the audit of our financial statements for the fiscal years ended August 31, 2003 and 2002 and the reviews of the financial statements included in our Form 10-Q reports and statutory audits required internationally for the fiscal years ended August 31, 2003 and 2002, (ii) professional services rendered in connection with assurance and related services not included in (i) above, (iii) professional services rendered for tax compliance, tax advice, and tax planning, and (iv) other professional services rendered by our principal independent accountant and billed during the fiscal years ended August 31, 2003 and 2002:

	Years Ended August 31,

	2003	2002

Audit Fees(1)	$2,083,104	$1,715,295
Audit-Related Fees(2)	198,390	3,737,258
Tax Fees(3)	1,645,606	1,260,711
All Other Fees(4)	—	4,417,669

Total	$3,927,100	$11,130,933

(1)	The Audit Fees include $325,000 and $315,000 in fees paid to other accounting firms, including Arthur Andersen LLP, in 2002 (which was paid $90,049 of the foregoing total) for services rendered by such firms for the years ended August 31, 2003 and 2002, respectively.

(2)	The Audit-Related Fees include principally due diligence in connection with acquisitions, accounting consultations, and attest services on certain agreed upon procedures reports. The Audit-Related Fees include $3,709,000 in fees for services rendered by Arthur Andersen LLP for acquisition due diligence services and merger integration assistance for the year ended August 31, 2002.

(3)	The Tax Fees represent primarily tax compliance, tax advice and tax planning including expatriate tax services. The Tax Fees include $465,000 in fees for services rendered by Arthur Andersen LLP for tax consulting services for the year ended August 31, 2002.

(4)	The All Other Fees include $4,417,669 in fees for services rendered by Arthur Andersen LLP for financial information systems design and implementation for the year ended August 31, 2002.

      The Audit Committee reviews and pre-approves audit and non-audit services performed by our independent public accountant as well as the fee charged for such services. The Audit Committee may delegate pre-approval authority for such services to one or more members, whose decisions are then presented to the full Audit Committee at its scheduled meetings. Beginning May 6, 2003, 100% of the audit and non-audit services provided by our independent public accountant were pre-approved by the Audit Committee in accordance with the Audit Committee Charter. In its review of all non-audit service fees, the Audit Committee considers among other things, the possible effect of such services on the auditor’s independence. The policies and procedures that govern the Audit Committee’s review and approval of audit and non-audit services are set forth in Appendix B to this Proxy Statement.

Stock Performance Graph

      For the period commencing August 31, 1998, and ended August 31, 2003, the following line graph provides a comparison of the total shareholder return on the Company’s common stock with the return of (i) the Standard & Poor’s SmallCap 600 Index; (ii) an industry peer group (comprised of Jacobs Engineering Group and Fluor Corporation) (the “Old Peer Group”) appropriate to us prior to our acquisitions of Stone & Webster in fiscal 2000 and IT Group in fiscal 2001 and (iii) an industry peer group (comprised of Jacobs Engineering Group Inc., Fluor Corporation, URS Corporation and Washington Group International, Inc.) (the “New Peer Group”) appropriate to us in light of those acquisitions. All amounts have been calculated as if all dividends, if any, were reinvested.

COMPARISON OF THE FIVE YEAR CUMULATIVE TOTAL RETURN*

AMONG THE SHAW GROUP INC.,
THE STANDARD & POOR’S SMALL CAP 600 INDEX AND PEER GROUPS

*	$100 INVESTED ON 8/31/98 IN STOCK OR INDEX-INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING AUGUST 31.

	8/98	8/99	8/00	8/01	8/02	8/03

The Shaw Group Inc.	100.00	254.26	690.70	678.45	415.50	219.78
S&P SmallCap 600 Index	100.00	124.21	159.22	160.09	114.83	177.71
Old Peer Group	100.00	146.26	218.58	276.23	207.39	258.97
New Peer Group	100.00	133.91	161.85	164.23	177.96	198.69

      THE FOREGOING GRAPH REPRESENTS HISTORICAL STOCK PRICE PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

Certain Relationships And Related Transactions

      L. Lane Grigsby, one of our directors, is the majority owner of a construction company which we have used on certain projects, primarily as a subcontractor. Mr. Grigsby also had a minority interest in a company that provided services to the contractor of our leased building; the director has since divested himself of this interest. During fiscal 2002, the Company made total payments of approximately $20,825,000 to the two companies in which Mr. Grigsby had an interest, and owed one of the companies approximately $7,750,000 as of August 31, 2002. The contract with this construction company pursuant to which we owed $7,750,000 as of August 31, 2002, was terminated as a result of a project cancellation and no additional payments were made pursuant to it in fiscal 2003. During fiscal 2001, the Company made payments of approximately $266,000 to one of these companies. The Company did not make any payments to any of these companies during fiscal 2003 and owed no amounts to any of these companies as of August 31, 2003.

      Effective August 1, 2002, we entered into a five-year watercraft lease agreement with a corporation owned by Dorsey Ron McCall, one of our executive officers. The lease was made in connection with Mr. McCall’s agreement to become employed by us, and the payments thereunder are $10,000 per month.

      We have, from time to time, made loans to certain of our executive officers and/or entities in which the executive officers have a material interest. Each such loan in which the indebtedness exceeded $60,000 at any time since September 1, 2002 is listed below with the following information indicated for each: (i) the name of the borrower; (ii) the nature of the borrower’s relationship with the Company; (iii) the largest amount of indebtedness outstanding at any time since September 1, 2002; (iv) the amount outstanding as of August 31, 2003; and (v) the interest rate charges thereon: (a)(i) David L. Chapman, Sr.; (ii) executive officer of The Shaw Group Inc.; (iii) $1,000,000; (iv) $527,778; (v) 0%; (b)(i) Nicholas C. Gallinaro; (ii) executive officer of The Shaw Group Inc.; (iii) $1,000,000; (iv) $555,556; (v) 0%; and (c)(i) Dorsey Ron McCall; (ii) executive officer of The Shaw Group Inc.; (iii) $750,000; (iv) $578,625; (v) 0%. The foregoing loans were all made in connection with the executives’ agreement to become or remain employed by us, are evidenced by written promissory notes, will be forgiven by us in the event the executives remain employed by us for certain specified time periods, generally two to five years, but are repayable in the event such executives voluntarily terminate their employment prior to the expiration of such specified time periods.

      Effective July 30, 2002, the Sarbanes-Oxley Act of 2002 prohibits the granting of any personal loans to or for the benefit of any of our executive officers and directors and the modification or renewal of any such existing personal loans. We have not granted any new personal loans or modified existing personal loans to or for executive officers and directors since the effective date of such provision.

PROPOSAL 2 — TO APPROVE AN AMENDMENT TO INCREASE THE

NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE
2001 EMPLOYEE INCENTIVE COMPENSATION PLAN

      The Board of Directors is recommending for approval of our shareholders an amendment to our 2001 Employee Incentive Compensation Plan to increase by 2,000,000 shares the number of shares of common stock reserved for issuance thereunder from 3,500,000 shares to 5,500,000, which amounts to approximately 9.1% of the shares of common stock outstanding at November 28, 2003.

Summary of the 2001 Employee Incentive Compensation Plan

      The following summary of the 2001 Employee Incentive Compensation Plan is qualified in its entirety by the specific provisions of the 2001 Employee Incentive Compensation Plan, a copy of which is attached to this Proxy Statement as Appendix C.

      General. The Board of Directors and our shareholders approved the adoption of the 2001 Employee Incentive Compensation Plan in November, 2000 and January, 2001, respectively. Upon its initial adoption, 2,000,000 shares of common stock were reserved for issuance under the 2001 Employee Incentive Compensation Plan and last year our shareholders approved an increase of 1,500,000 shares in the number of shares reserved for issuance under the 2001 Employee Incentive Compensation Plan. As of November 28, 2003, an

aggregate of 1,308,900 shares of common stock remain reserved for issuance under the 2001 Employee Incentive Compensation Plan. Awards covering 2,191,000 shares of common stock have been previously granted, thus leaving only 1,308,900 shares for future award under the 2001 Employee Incentive Compensation Plan. The Board believes that the proposed increase is warranted as a result of the new employees caused by the IT Group acquisition and the expansion of our Environmental & Infrastructure businesses, and that the increase is necessary for future awards under the 2001 Employee Incentive Compensation Plan to attract, retain and motivate participants (including the IT Group employees) in the 2001 Employee Incentive Compensation Plan.

      We intend to register the 2,000,000 share increase on a Registration Statement on Form S-8 under the Securities Act of 1933 as soon as practicable after receiving shareholder approval. The closing price of a share of our common stock as reported on the New York Stock Exchange on December 19, 2003 was $13.20.

      Administration and Eligibility. The Compensation Committee of the Board of Directors acts as administrator of the 2001 Employee Incentive Compensation Plan. The Committee is composed of independent directors designated by the Board of Directors. The persons eligible to participate in the 2001 Employee Incentive Compensation Plan include our officers and employees and consultants, as may be selected from time to time by the Committee.

      Types of Awards. Under the 2001 Employee Incentive Compensation Plan, the Committee may award options (which may be either options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, or those not intended to be incentive stock options); stock appreciation rights (“SARS”), restricted stock; performance shares and incentive bonuses.

      Terms of Awards. The Committee has the full and complete discretion to provide the terms and conditions of any award under the 2001 Employee Incentive Compensation Plan, provided that (i) the exercise price of an option or SAR cannot be less than 100% of the fair market value of a share of common stock on the date of grant; and (ii) performance shares must have an initial value equal to the fair market value of a share of common stock on the date of grant. Further, no restricted stock award made to any individual participant can exceed 25,000 shares of common stock in any one fiscal year and no more than 25,000 shares of common stock may be subject to any performance share award to any individual participant in any one fiscal year. All awards under the 2001 Employee Incentive Compensation Plan are generally non-transferable other than by will or the laws of descent and distribution. However, the Committee has the discretion to award non-statutory options that are transferable to members of a participant’s immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners.

      Change of Control. All options and SARs become fully exercisable, all shares of restricted stock and performance shares fully vest free of restrictions and all approved and accrued incentive bonuses become fully payable upon the occurrence of a Change of Control as defined in the 2001 Employee Incentive Compensation Plan. A “Change of Control” is defined generally as the happening of any of the following: (i) when any person (except any shareholder who, as of January 1, 2000, owned 10% or more of the combined voting power of the Company) becomes the beneficial owner of 20% or more of the combined voting power of us; (ii) when, during a period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the members of our Board of Directors cease for any reason other than death or disability to constitute at least a majority thereof; (iii) the acquisition of us or all or substantially all of our assets by a third party; or (iv) we file a report or proxy statement with the SEC disclosing that a change of control of us has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction.

      Capitalization Changes. In the event that shares of common stock are changed into or exchanged for a different kind or number of shares of stock or other securities of us as a result of a stock dividend, stock split, combination of shares, merger, consolidation, reorganization, recapitalization or other change in the capital structure of or by us, the Committee may adjust awards and the number of shares of common stock subject to the 2001 Employee Incentive Compensation Plan to preserve the benefits or potential benefits of awards thereunder.

Term; Amendments

      The 2001 Employee Incentive Compensation Plan will terminate automatically on November 27, 2010, and the Board of Directors may suspend or terminate the 2001 Employee Incentive Compensation Plan at any earlier time. The Board of Directors may amend the 2001 Employee Incentive Compensation Plan from time to time in its sole discretion unless the amendment would, under applicable federal, state or local law, require shareholder approval. Further, no amendment may impair the rights of any participant without his or her consent. The Committee has the discretion to modify, extend or renew the terms of outstanding awards provided that no modification of an award may impair the rights or obligations of a participant without his or her consent.

Federal Income Tax Consequences of the Issuance and Exercise of Options

      The following summary sets forth, in general, certain United States income tax consequences on the issuance and exercise of options under the 2001 Employee Incentive Compensation Plan. The following statements are based on current interpretations of existing United States income tax law. The law is technical and complex and the statements below represent only a general summary of some of the applicable provisions.

      Incentive Stock Options. An employee who receives an incentive stock option generally does not recognize taxable income on the date that the incentive stock option is granted or exercised (except that the alternative minimum tax provisions may apply to the employee). However, we cannot deduct the incentive stock option grant as compensation expense. If the incentive stock option is exercised more than three months after the employee has left the employ of us (the three month period is extended to 12 months in the event of disability and is waived in the event of death), the favorable tax treatment is not available to the employee.

      With respect to the disposition of the common stock received pursuant to the exercise of an incentive stock option, the tax treatment depends upon whether the shares of common stock were disposed of within the statutory holding period. The holding period is the later of two years from the date of the grant of the incentive stock option or one year from the date that the shares were transferred to the employee upon exercise. If the employee disposes of the stock received pursuant to the exercise of the incentive stock option after the expiration of the holding period, the employee will recognize as capital gain, income on the difference between the amount received as a result of the disposition over the employee’s basis in the stock. If the employee disposes of the shares prior to the expiration of the holding period, the employee must recognize as ordinary income the gain on the disposition of the common stock and we may deduct from income an amount equal to the amount that the employee recognized as ordinary income. We will not be entitled to any deduction in connection with any loss to the employee or the portion of any gain that is taxable to the employee as short-term or long-term capital gain.

      Non-Statutory Stock Options. A participant who is awarded a non-statutory stock option will generally incur no taxable income as a result of the grant thereof. We can claim no tax deduction on the date the non-statutory stock option is granted. With the exception of those instances allowed in the 2001 Employee Incentive Compensation Plan, and discussed above, a non-statutory stock option is not transferable by the participant. If the non-statutory stock option is transferred in a non-arm’s length transaction, the participant may be required to realize ordinary income at the time of the transfer to the extent of the amount realized from the disposition of the non-statutory stock option. Upon the exercise of the non-statutory stock option, the participant will be required to recognize ordinary income equal to the excess of the fair market value of the shares of common stock on the exercise date over the exercise price of the non-statutory stock option. We will be entitled to a corresponding deduction equal to the amount of income recognized by the participant, provided we satisfy any federal income tax reporting requirements. Upon disposition of the common stock, any appreciation (or depreciation) occurring after the date the non-statutory stock option was exercised is treated as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares of common stock. Also, if the shares received upon the exercise of a non-statutory stock option are transferred to the participant subject to certain restrictions, then the taxable income realized by the participant, unless the participant elects otherwise, and our tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured based upon the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors, and 10% shareholders by Section 16(b) of the Securities Exchange Act of 1934, as amended, is such a restriction during the period prescribed thereby if other shares have been purchased by such individual within six months prior to the exercise of a non-statutory stock option. Ordinary income realized upon the exercise of a non-statutory stock option is not an adjustment for alternative minimum tax purposes.

Required Vote

      Approval of the proposed amendment to the 2001 Employee Incentive Compensation Plan requires the affirmative vote of a majority of the voting power of the common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. The enclosed form of proxy provides a means for the shareholders to vote for the proposed amendment to the 2001 Employee Incentive Compensation Plan, to vote against the proposed amendment to the 2001 Employee Incentive Compensation Plan or to abstain from voting with respect to the proposed amendment to the 2001 Employee Incentive Compensation Plan. Each properly executed proxy received in time for the Annual Meeting will be voted as specified therein.

      THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF AN AMENDMENT TO THE 2001 EMPLOYEE INCENTIVE COMPENSATION PLAN TO RESERVE AN ADDITIONAL 2,000,000 SHARES FOR ISSUANCE THEREUNDER.

PROPOSAL 3 — TO APPROVE AN AMENDMENT TO THE COMPANY’S 1996

NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

      The Board of Directors is recommending for approval of the shareholders an amendment to the Company’s 1996 Non-Employee Director Stock Option Plan (the “Director Plan”) to increase by 150,000 shares the number of shares of common stock reserved for issuance thereunder from 150,000 shares to 300,000 shares, which amounts to approximately .05% of the shares of common stock outstanding at November 28, 2003.

Summary of the 1996 Non-Employee Director Stock Option Plan

      The following summary of the Director Plan is qualified in its entirety by the specific provisions of the Director Plan, a copy of which is attached to this Proxy Statement as Appendix D.

      General. On July 14, 1996, the Company’s Board of Directors, with the non-employee directors abstaining, adopted the Director Plan and such plan was approved by the Company’s shareholders at the 1997 Annual Meeting of Shareholders. The purpose of the Director Plan is to assist the Company in attracting and retaining highly qualified and experienced directors who are not officers or employees of the Company or any of its subsidiaries or affiliates. Upon its initial adoption, 100,000 shares of common stock were reserved for issuance under the Director Plan and in 2001 our shareholders approved an increase of 50,000 shares reserved for issuance under the Director Plan. As of November 28, 2003, an aggregate of 18,500 shares of common stock remained reserved for issuance under the Director Plan. The Board believes that the proposed increase is warranted as a result of the newly established directorship and is necessary for future awards under the Director Plan.

      We intend to register the 150,000 share increase on a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, as soon as practicable after receiving shareholder approval. The closing price of a share of our common stock as reported on the New York Stock Exchange on December 19, 2003 was $13.20.

      Administration. The Compensation Committee of the Board of Directors acts as administrator of the Director Plan. The Committee is composed of independent directors designated by the Board of Directors.

      Types of Awards. Under the Director Plan, the Committee may award non-statutory stock options to acquire shares of common stock of the Company.

      Terms of Awards. Pursuant to the terms of the Director Plan, each eligible director shall be granted options to acquire 5,000 shares of common stock upon his or her initial election to the Board by the shareholders of the Company. Each eligible director shall also be granted options to acquire 1,500 shares of common stock on an annual basis upon his or her re-election to the Board of Directors by the shareholders of the Company. The exercise price of such options is the fair market value of a share of common stock on the date of award and such options vest one year after the date of award. All options under the Director Plan are non-transferable other than by will or the laws of descent and distribution in the event of the death of an optionee or by a qualified domestic relations order; however, the Committee has the authority to grant options that are transferable to members of an eligible director’s immediate family, including trusts for their benefit and partnerships in which they are the only members. Each option granted under the Director Plan shall remain exercisable for a period of ten years after the date of grant, and in the event that an optionee ceases to be a member of the Board prior to the vesting of an option or applicable part thereof, the option or the unvested portion thereof shall be forfeited. Shares released upon forfeiture of an option shall again be available for grants of options under the Director Plan.

Term; Amendments

      The Board of Directors may amend the Director Plan from time to time in its sole discretion, provided that no such amendment shall impair the rights of any person to whom an option has been granted, without such person’s consent. The Director Plan terminates on July 14, 2006, and the Board may suspend or terminate the Director Plan at any earlier time; however, the terms of the Director Plan shall continue in full force and effect with respect to outstanding and unexercised options issued thereunder.

Federal Income Tax Consequences and Exercise of Options

      The following summary sets forth, in general, certain United States income tax consequences on the issuance and exercise of options under the Director Plan. The following statements are based on current interpretations of existing United States income tax law. The law is technical and complex and the statements below represent only a general summary of some of the applicable provisions.

      Options awarded under the Director Plan shall be non-statutory options. A participant who is awarded a non-statutory stock option will generally incur no taxable income as a result of the grant thereof. We can claim no tax deduction on the date the non-statutory stock option is granted. With the exception of those instances allowed in the Director Plan, and discussed above, a non-statutory stock option is not transferable by the participant. If the non-statutory stock option is transferred in a non-arm’s length transaction, the participant may be required to realize ordinary income at the time of the transfer to the extent of the amount realized from the disposition of the non-statutory stock option. Upon the exercise of the non-statutory stock option, the participant will be required to recognize ordinary income equal to the excess of the fair market value of the shares of common stock on the exercise date over the exercise price of the non-statutory stock option. We will be entitled to a corresponding deduction equal to the amount of income recognized by the participant, provided we satisfy any federal income tax reporting requirements. Upon disposition of the common stock, any appreciation (or depreciation) occurring after the date the non-statutory stock option was exercised is treated as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares of common stock. Also, if the shares received upon the exercise of a non-statutory stock option are transferred to the participant subject to certain restrictions, then the taxable income realized by the participant, unless the participant elects otherwise, and our tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured based upon the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors, and 10% shareholders by Section 16(b) of the Securities Exchange Act of 1934, as amended, is such a restriction during the period prescribed thereby if other shares have been purchased by such individual within six months prior to the exercise of a non-statutory stock option. Ordinary income realized upon the exercise of a non-statutory stock option is not an adjustment for alternative minimum tax purposes.

Required Vote

      Approval of the proposed amendment to the Director Plan requires the affirmative vote of a majority of the total voting power of the common stock present in person or represented by proxy at the Annual Meeting. The enclosed form of Proxy provides a means for the shareholders to vote for the proposed amendment to the Director Plan, to vote against the proposed amendment to the Director Plan or to abstain from voting with respect to the proposed amendment to the Director Plan. Each properly executed proxy received in time for the Annual Meeting will be voted as specified therein.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF AN AMENDMENT TO THE 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN TO RESERVE AN ADDITIONAL 150,000 SHARES FOR ISSUANCE THEREUNDER.

Equity Compensation Plan Information

      The following table provides certain information as of August 31, 2003 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

			Number of Securities
			Remaining Available for
			Future Issuance Under
		Weighted Average	Equity Compensation Plans
	Number of Securities to	Exercise Price of	(Excluding Securities
	be Issued upon Exercise of	Outstanding Options	Reflected in Column
Plan Category	Outstanding Options (a)	(b)	(a))(c)

Equity Compensation Plans Approved by Shareholders(1)	3,901,089	$16.51	1,579,334
Equity Compensation Plans Not Approved by Shareholders (2)	767,750	$21.33	244,750
Total	4,668,839	$17.30	1,824,084

(1)	Consists of the 1993 Employee Stock Option Plan, the 2001 Employee Incentive Compensation Plan and the 1996 Non-Employee Director Stock Option Plan. At August 31, 2003, of the number of securities remaining available for future issuance in column (c), 125,434 shares of common stock may be subject to awards of restricted stock under the 1993 Employee Stock Option Plan and 1,435,400 shares of common stock may be subject to SARs, restricted stock and performance share awards under the 2001 Employee Incentive Compensation Plan. In accordance with SEC rules, the information in this table with respect to the 2001 Employee Incentive Compensation Plan includes the securities previously authorized for issuance but does not include the additional securities that are the subject of the amendments to the 2001 Employee Incentive Compensation Plan and the 1996 Non-Employee Director Stock Option Plan that are being submitted for approval by the shareholders as Proposal 2 and Proposal 3, respectively.

(2)	Consists solely of the Stone & Webster Acquisition Stock Option Plan. No stock options under this plan were awarded to our directors or executive officers.

      The Stone & Webster Acquisition Stock Option Plan. The Stone & Webster Acquisition Stock Option Plan (the “S&W Plan”) was implemented by the Board of Directors effective as of July 28, 2000, solely in connection with our acquisition of substantially all of the assets of Stone & Webster, Incorporated to award non-statutory stock options to (i) certain of our non-executive officers and key employees who contributed significantly to such acquisition and (ii) certain key employees of Stone & Webster who were retained by us. The S&W Plan is a non-shareholder approved plan. Stock option awards covering 1,061,000 shares of common stock were awarded at an exercise price of $21.00 per share (the fair market value per share of the common stock on the award date), and each award vests in four equal 25% annual installments beginning one year from the award date. All options are non-statutory options under Federal tax law. As of August 31, 2003, options covering 767,750 shares of common stock were outstanding under the S&W Plan, and options covering 58,500 shares had been exercised. An aggregate of 244,750 shares remain available for award under the S&W Plan.

      The Compensation Committee of the Board of Directors acts as administrator of the S&W Plan. All options under the S&W Plan are generally non-transferable other than by will or the laws of descent and distribution. All options shall become fully exercisable upon the occurrence of a Change of Control as defined in the S&W Plan. A “Change of Control” is defined generally as the happening of any of the following: (i) when any person (except any shareholder who, as of January 1, 2000, owned 10% or more of the combined voting power of us) becomes the beneficial owner of 20% or more of the combined voting power of us; (ii) when, during a period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the members of our Board of Directors cease for any reason other than death or disability to constitute at least a majority thereof; (iii) the acquisition of us or all or substantially all of our assets by a third party; or (iv) we file a report or proxy statement with the SEC disclosing that a change of control of us has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction.

      In the event of a corporate transaction involving us (including any stock dividend, stock split, split-up, split-off, combination or exchange of shares, merger, consolidation, reorganization, recapitalization or other similar transactions), the Committee may adjust awards and the number of shares of common stock subject to the S&W Plan to preserve the benefits or potential benefits of awards thereunder.

      The S&W Plan will terminate automatically on July 28, 2010, and the Board of Directors may suspend or terminate the S&W Plan at any earlier time. The Board of Directors may amend the S&W Plan from time to time in its sole discretion unless the amendment would, under applicable federal, state or local law, require shareholder approval. Further, no amendment may impair the rights of any participant without his or her consent. The Committee has the authority under the S&W Plan to modify, extend or renew the terms of any outstanding option grants under the S&W Plan, however, no modification to an outstanding option may be made without the participant’s consent if such modification would impair the rights or obligations of the participant thereunder.

      Share issuances under the 1993 Employee Stock Option Plan, the 2001 Employee Incentive Compensation Plan and the 1996 Non-Employee Director Stock Option Plan will not reduce or otherwise affect the number of shares of common stock available for issuance under the S&W Plan, and share issuances under the S&W Plan will not reduce or otherwise affect the number of shares of common stock available for issuance under the 1993 Employee Stock Option Plan, the 2001 Employee Incentive Compensation Plan or the 1996 Non-Employee Director Stock Option Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and certain beneficial owners of our common stock to file with the SEC reports of ownership and changes in ownership of our common stock. The reporting persons are required to furnish us with copies of all reports filed pursuant to Section 16.

      Based solely upon a review of such reports received by us and written representations to us from certain reporting persons, we believe that, during fiscal 2003, all filing obligations under Section 16 applicable to the reporting persons were complied with, except Senator Hoyle failed to report timely a 250 share gift received by his spouse from her mother’s estate in February 2002. The gift has since been reported by the filing of a Form 4 by Senator Hoyle.

Compensation Committee Interlocks and Insider Participation

      No member of the Compensation Committee during fiscal 2003 or at present is or has been an officer or employee of Shaw or any of its subsidiaries. In addition, there are no Compensation Committee interlocks between Shaw and other entities involving Shaw’s executive officers and directors who serve as executive officers of such entities.

Auditor Services

      Our consolidated financial statements for the fiscal year ended August 31, 2003, were audited by the firm of Ernst & Young LLP (“Ernst & Young”) and such firm will remain as our independent auditor until replaced by the Board of Directors. Our Audit Committee annually considers and appoints our independent auditors. A representative of Ernst & Young is expected to be present at the Annual Meeting to respond to any appropriate questions and will have the opportunity to make a statement, if so desired.

      On June 26, 2002, we dismissed Arthur Andersen LLP (“Arthur Andersen”) as our independent auditor and engaged Ernst & Young to serve as our independent auditor for the fiscal year ending August 31, 2002. The Arthur Andersen dismissal and the Ernst & Young engagement were recommended by our Audit Committee and approved by our Board of Directors and became effective immediately.

      Ernst & Young’s report on our consolidated financial statements as of and for the fiscal years ended August 31, 2003 and August 31, 2002, did not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles. Arthur Andersen’s report on our consolidated financial statements for the fiscal year ended August 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertain audit scope or accounting principles.

      During the interim period from September 1, 2001, through June 26, 2002, there were (i) no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen’s satisfaction, would have caused Arthur Andersen to make a reference to the subject matter of the disagreements in connection with Arthur Andersen’s reports on our financial statements for such periods; and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      During the interim fiscal period from September 1, 2001, through June 26, 2002, we did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Shareholder Proposals

      Any shareholder proposal to be considered by us for inclusion in the proxy materials for the 2005 Annual Meeting of Shareholders must be submitted in accordance with applicable regulations of the SEC and received by us at our principal executive offices no later than August 19, 2004.

      In order for a shareholder to bring any business or nominations before the Annual Meeting, certain conditions set forth in Article II, Section 7(b) of our by-laws must be complied with, including, but not limited to, the delivery of a notice to the Secretary not less than thirty (30) nor more than sixty (60) days in advance of the Annual Meeting, or if fewer than forty (40) days notice or prior disclosure of the date of the Annual Meeting is given or made to the shareholders, not later than the tenth day following the day on which the notice of the date of the Annual Meeting was mailed or such prior disclosure was made. The requirements as to the form and content of such advance notice are set forth in Article II, Section 7(b) of our by-laws, a copy of which may be obtained by contacting our Secretary at (225) 932-2500.

Confirmation of Beneficial Ownership

      As described below, the number of votes that each shareholder will be entitled to cast at the Annual Meeting will depend on the date on which the shares were acquired and whether or not there has been a change in beneficial ownership since the date of acquisition with respect to each of such holder’s shares.

      In certain cases, record ownership may change but beneficial ownership for voting purposes will not change. The articles of incorporation state the exceptions where beneficial ownership is deemed not to have changed upon the transfer of shares of common stock.

      Article IV of our articles of incorporation provides that each outstanding share of common stock will entitle the holder thereof to five votes on each matter properly submitted to the shareholders of us for their vote, waiver, release or other action; except that no holder of outstanding shares of common stock will be entitled to exercise more than one vote on any such matter in respect of any shares of common stock with respect to which there has been a change in beneficial ownership during the four years immediately preceding the date on which a determination is made of our shareholders who are entitled to vote or to take any other action. A change in beneficial ownership of an outstanding share of common stock will be deemed to have occurred whenever a change occurs in any person or persons who, directly or indirectly, through any contract, agreement, arrangement, understanding, relationship or otherwise has or shares any of the following:

(a)	voting power, which includes, without limitation, the power to vote or to direct the voting power of such share of common stock;

(b)	investment power, which includes, without limitation, the power to direct the sale or other disposition of such share of common stock;

(c)	the right to receive or to retain the proceeds of any sale or other disposition of such share of common stock; or

(d)	the right to receive or retain any distributions, including, without limitation, cash dividends, in respect of such share of common stock.

      Without limiting the generality of the foregoing, the following events or conditions will be deemed to involve a change in beneficial ownership of a share of common stock:

(a)	in the absence of proof to the contrary provided in accordance with certain procedures set forth below, a change in beneficial ownership will be deemed to have occurred (i) whenever an outstanding share of common stock is transferred of record into the name of any other person, and (ii) upon the issuance of shares in a public offering;

(b)	in the case of an outstanding share of common stock held of record in the name of a corporation, general partnership, limited partnership, voting trustee, bank, trust company, broker, nominee or clearing agency, if it has not been established pursuant to the procedures set forth below that there has been no change in the person or persons who or that direct the exercise of the rights referred to in subparagraphs (a) through (d) inclusive, of the preceding paragraph with respect to such outstanding share of common stock during the four years immediately preceding the date on which a determination is made of our shareholders entitled to vote or to take any other action, then a change in beneficial ownership of such share of common stock shall be deemed to have occurred during such period;

(c)	in the case of an outstanding share of common stock held of record in the name of any person as a trustee, agent, guardian or custodian under the Uniform Gifts to Minors Act as in effect in any jurisdiction, a change in beneficial ownership will be deemed to have occurred whenever there is a change in the beneficiary of such trust, the principal of such agent, the ward of such guardian, the minor for whom such custodian is acting or a change in such trustee agent, guardian or custodian; or

(d)	in the case of outstanding shares of common stock beneficially owned by a person or group of persons who, after acquiring, directly or indirectly, the beneficial ownership of 5% of the outstanding shares of common stock, fails to notify the Company of such ownership within ten days after such acquisition, a change in beneficial ownership of such shares of common stock will be deemed to occur on each day while such failure continues.

      Notwithstanding any other provision in our articles of incorporation, to the contrary, no change in beneficial ownership of an outstanding share of common stock shall be deemed to have occurred solely as a result of:

(a)	any transfer of any interest in an outstanding share of common stock pursuant to a bequest or inheritance, by operation of law upon the death of any individual, or by any other transfer without valuable consideration, including, without limitation, a gift that is made in good faith and not for the purpose of circumventing the provisions of our articles of incorporation;

(b)	any changes in beneficiary of any trust, or any distribution of an outstanding share of common stock from trust, by reason of the birth, death, marriage or divorce of any natural person; the adoption of any natural person prior to age 18; or the passage of a given period of time or the attainment by any natural person of a specific age; or the creation or termination of any guardianship or custodial arrangement;

(c)	any appointment of a successor trustee, agent, guardian or custodian with respect to an outstanding share of common stock if neither such successor has, nor its predecessor had, the power to vote or to dispose of such share of common stock without further instructions from others;

(d)	any change in the person to whom dividends or other distributions in respect of an outstanding share of common stock are to be paid pursuant to the issuance or modification of a revocable dividend payment order;

(e)	any issuance of a share of common stock by us or any transfer by us of a share of common stock held in treasury other than in a public offering thereof, unless otherwise determined by the Board of Directors at the time of authorizing such issuance or transfer;

(f)	any giving of a proxy in connection with a solicitation of proxies subject to the provisions of Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

(g)	any transfer, whether or not with consideration, among individuals related or formerly related by blood, marriage or adoption (“relatives”) or between a relative and any person controlled by one or more relatives where the principal purpose for the transfer is to further the estate tax planning objectives of the transferor or of relatives of the transferor;

(h)	any appointment of a successor trustee as a result of the death of the predecessor trustee (which predecessor trustee shall have been a natural person);

(i)	any appointment of a successor trustee who or which was specifically named in a trust instrument prior to December 8, 1993; or

(j)	any appointment of a successor trustee as a result of the resignation, removal or failure to qualify of a predecessor trustee or as a result of mandatory retirement pursuant to the express terms of a trust instrument; provided, that less than 50% of the trustees administering any single trust will have changed (including in such percentage the appointment of the successor trustee) during the four-year period preceding the appointment of such successor trustee.

      All determinations concerning changes in beneficial ownership, or the absence of any such change, shall be made by the Board of Directors or, at any time when we employ a transfer agent with respect to the shares of common stock, at our request, by such transfer agent on our behalf. In accordance with our articles of incorporation, written procedures to facilitate such determinations have been established and may be amended from time to time by the Board of Directors. Such procedures provide, among other things, the manner of proof of facts that will be accepted and the frequency with which such proof may be required to be renewed. We and any transfer agent will be entitled to rely on any and all information concerning beneficial ownership of the outstanding shares of common stock coming to their attention from any source and in any manner reasonably deemed by them to be reliable, but neither we nor any transfer agent will be charged with any other knowledge concerning the beneficial ownership of outstanding shares of common stock.

      In the event of any stock split or stock dividend with respect to the outstanding shares of common stock, each share of common stock acquired by reason of such split or dividend will be deemed to have been beneficially owned by the same person from the same date as that on which beneficial ownership of the outstanding share or shares of common stock, with respect to which such share of common stock was distributed, was acquired. Each outstanding share of common stock, whether at any particular time the holder thereof is entitled to exercise five votes or one vote, shall be identical to all other shares of common stock in all respects, and together the outstanding shares of common stock constitute a single class of shares.

      By resolution duly adopted by the Board of Directors pursuant to the foregoing provisions of our articles of incorporation, the following procedures have been adopted for use in determining the number of votes to which a shareholder is entitled:

(a)	We may accept the written and signed statement of a shareholder to the effect that no change in beneficial ownership has occurred during the period following December 10, 1999, and until December 10, 2003, the date on which a determination is made of the shareholders of the Company who are entitled to vote or take any other action at the Annual Meeting. Such statement may be abbreviated to state only the number of shares to which such shareholder is entitled to exercise five votes or one vote.

(b)	In the event our General Counsel, in his sole discretion, taking into account the standards set forth in our articles of incorporation deems any such statement to be inadequate or for any reason deems it in the best interest of us to require further evidence of the absence of change of beneficial ownership during such period preceding the record date, he may require such additional evidence and, until it is provided in form and substance satisfactory to him, a change in beneficial ownership during such period shall be deemed to have taken place.

(c)	Information supplementing that contemplated by paragraph (a) and additional evidence contemplated by paragraph (b) may be provided by a shareholder at any time but must be furnished at least three (3) business days prior to any meeting of shareholders at which such shares are to be voted for any change to be effective at such meeting.

      Individual shareholders of record as of December 10, 2003 (i.e., those shareholders whose shares of common stock are not held by a broker or a bank or in nominee name) will be entitled to the number of votes per share as evidenced on our shareholder records. These shareholders of record may confirm to us, in accordance with the procedures set forth above, beneficial ownership in the event such shareholders believe that our shareholder records may not be accurate.

      Shareholders whose shares of common stock are held by brokers or banks or in nominee name are requested to confirm to us how many of the shares they owned as of December 10, 2003 were beneficially owned on or before December 10, 1999, entitling such shareholder to five (5) votes per share, and how many were acquired after December 10, 1999, entitling such shareholder to one (1) vote per share. IF NO CONFIRMATION OF BENEFICIAL OWNERSHIP IS RECEIVED FROM A SHAREHOLDER AT LEAST THREE (3) BUSINESS DAYS PRIOR TO THE ANNUAL MEETING, IT WILL BE DEEMED BY US THAT BENEFICIAL OWNERSHIP OF ALL SHARES WAS EFFECTED AFTER DECEMBER 10, 1999, AND THAT THE SHAREHOLDER WILL BE ENTITLED TO ONLY ONE VOTE FOR EACH SHARE. If a shareholder provides incorrect information, he or she may provide correct information at any time at least three (3) business days prior to the Annual Meeting to be held on January 30, 2004.

      If a shareholder has any questions concerning the foregoing procedures, the shareholder should contact our Secretary and General Counsel, Gary P. Graphia, by telephone at (225) 932-2500 (or toll free at (800) 747-3322) or by e-mailing: ir@shawgrp.com.

Other Matters

      As of the date of this Proxy Statement, the Board of Directors knows of no other matters, which may be properly, or are likely to be, brought before the Annual Meeting. However, if any proper matters are brought before the Annual Meeting, the persons named as proxies in the enclosed form of proxy will vote thereon as the Board of Directors recommends.

Annual Report

      The Annual Report to Shareholders containing our consolidated financial statements for the fiscal year ended August 31, 2003 has been mailed to shareholders prior to or with this Proxy Statement. However, the Annual Report does not form any part of the material for the solicitation of proxies.

      The Annual Report to Shareholders is available on our website at http://www.shawgrp.com and upon written request by a shareholder, the Company will provide without charge a copy of the Company’s Annual Report on Form 10-K/ A for the fiscal year ended August 31, 2003 (but not including exhibits), as filed with the SEC. Requests for copies of the Form 10-K/ A should be addressed to Investor Relations, The Shaw Group Inc., 4171 Essen Lane, Baton Rouge, Louisiana 70809.

BY ORDER OF THE BOARD OF DIRECTORS

Gary P. Graphia, Secretary

Baton Rouge, Louisiana

December 24, 2003

APPENDIX A

THE SHAW GROUP INC.

Audit Committee Charter

(adopted as of December 16, 2003)

Purpose

      The primary purpose of the Audit Committee (the “Committee”) of The Shaw Group Inc. (the “Company”) is to (a) assist the Board of Directors (the “Board”) in the Board’s oversight of (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the Company’s systems of internal accounting and financial controls; (iv) the performance of the annual independent audit of the Company’s financial statements; (v) the independent auditor’s qualifications and independence; and (vi) the performance of the Company’s internal audit function, and (b) prepare an Audit Committee Report in conformity with rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

      In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or consultants, or incur other expenses for this purpose, which expenses the Company shall pay. The Committee may also meet with the Company’s investment bankers or financial analysts who follow the Company. The Committee may require any officer or employee of the Company or any of its subsidiaries, the Company’s outside legal counsel, and the Company’s external auditors to meet with the Committee or any member of the Committee. The Board and the Committee are in place to represent the Company’s shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee. The Committee will report to the Board on a regular basis, and the Board shall provide an annual performance evaluation of the Committee.

Organization

      The Committee shall be comprised of not less than three members of the Board, all of whom shall meet the independence and experience requirements of the New York Stock Exchange (the “NYSE”), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”). At least one member of the Committee shall be an audit committee financial expert as defined by the SEC. The Board shall determine annually whether each member of the Committee is independent in accordance with the requirements described above. No member shall serve on an audit committee of more than two other public companies. Each member shall serve at the pleasure of the Board of Directors for such term or terms as the Board shall determine.

      Notwithstanding the foregoing membership requirements, no action of the Committee shall be invalid by reason of any such requirement not being met at the time such action is taken.

Meetings

      The Committee shall meet at least four (4) times a year. The agenda of each meeting will be prepared by the Secretary of the Committee and whenever reasonably possible, circulated to each member prior to the meeting date.

Specific Responsibilities

      The Committee’s job is one of oversight and the Committee recognizes that is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting procedures (“GAAP”) and applicable rules and regulations. These are the responsibilities of the Company’s management and the Company’s independent auditors. The Company’s management is responsible for compliance with laws and regulations and compliance with the Company’s policies and procedures. Additionally, the Committee recognizes that financial management, including the internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members, consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the outside auditor’s work.

      The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Company may diverge from this guide as appropriate given the circumstances.

General

1.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2.	Retain and terminate the Company’s independent auditors, which firm is ultimately accountable to the Committee and the Board.

3.	Approve the fees to be paid the independent auditors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors.

4.	Review the experience and qualifications of the senior members of the independent auditors team and the quality control procedures of the independent auditors. Any independent auditors selected by the Committee shall be a “registered public accounting firm” within the definition contained in Section 3 of the Sarbanes-Oxley Act of 2002, as required by law.

5.	Require that the independent auditors comply with partner rotation rules of the SEC and the NYSE, however, the lead audit partner and the reviewing audit partner engaged on the Company’s account shall rotate at least every five years.

6.	Pre-approve all services (including audit services, audit-related services, tax services and other services in accordance with the SEC and NYSE rules) to be performed for the Company by the independent auditors. The Committee may delegate pre-approval authority for such services to one or more members, whose decisions shall be presented to the full Committee at its scheduled meetings. Each of these services must receive specific pre-approval by the Committee unless the Committee has provided general pre-approval for such category of services in accordance with policies and procedures that comply with applicable laws and regulations.

7.	Review and discuss the Company’s annual audited financial statements, the Form 10-K and proxy statement, and the Company’s quarterly financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements. Such review and discussion must include disclosures to be made in the Company’s SEC reports under “Management’s Discussion and Analysis and Financial Condition and Results of Operations.”

8.	Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as material off-balance sheet structures on to Company’s financial statements.

9.	Review any analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including a disruption of any transaction as to which management obtained Statement on Auditing Standards No. 50 letters.

10.	Meet periodically with management and internal auditing department to review the Company’s risk assessment as well as major financial risk exposures and the steps management has taken to monitor and control such risks.

11.	Review major changes to the Company’s accounting principles and auditing practices as suggested by the independent auditors, internal auditors or management.

12.	Review and discuss with financial management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided by the Company to analysts and rating agencies.

13.	Obtain advice and assistance from outside legal, accounting and other advisors the Committee determines necessary to carry out its duties, without the necessity of Board approval.

14.	At least annually, obtain and review reports from the independent auditor describing:

(a)	the independent auditor’s internal quality control procedures;

(b)	Any material issues raised by the most recent internal quality control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits conducted by the independent auditor and any steps taken to deal with any such issues; and

(c)	All relationships between the independent auditor and the Company, including those relationships that may impact the independent auditors’ objectivity and independence.

After reviewing the foregoing report and the independent auditor’s work, including the nature of all services and fees provided, throughout the year, the Committee shall evaluate the independent auditor’s qualifications, performance and independence and report to the Board its findings. The Committee shall also recommend any appropriate action to the Board in response to the report of the independent auditors necessary to satisfy itself of the independence and objectivity of the independent auditors.

15.	Together with the Board, discuss the performance of the independent auditor and whether it is appropriate to rotate independent auditors on a regular basis. If so determined by the Committee, recommend that the Board replace the independent auditor.

16.	Review and approve the appointment and replacement of the senior internal auditing executive.

17.	Review the annual internal audit plan prepared by the senior internal auditing executive and any significant deviations from the plan.

18.	Review the Internal Audit Department’s responsibilities, budget and staffing.

19.	Review the regular internal audit reports prepared by the Internal Audit Department (including management’s responses) and any other significant findings stemming from internal audit activities.

20.	Meet with the independent auditor to review the planning and staffing of the audit.

21.	Review with the independent auditors, prior to the initiation of the annual audit, the independent auditors’ process for identifying and responding to key audit and internal control risks, and the scope and approach of the audit to assure completeness of coverage of key business controls and risk areas.

22.	Periodically discuss separately with management, the independent auditors and the internal auditors the adequacy and integrity of the Company’s accounting policies and procedures and internal accounting controls, the completeness and accuracy of the Company’s financial disclosure and the extent to which major recommendations made by the independent auditors or the internal auditors have been implemented or resolved.

23.	Approve the formation of all offshore subsidiaries or affiliates of the Company.

24.	Serve as a channel of communication between the independent auditor and the Board and/or management of the Company. The independent auditors are ultimately accountable to the Committee.

25.	Instruct the independent auditor to report directly to the Committee any problems or difficulties (as defined in Statement on Auditing Standards No. 61) incurred in connection with the audit, including any restrictions on the scope of activities or access to required information, or any disagreements with management and resolve any disagreements between management and (as defined in Statement or Auditing Standards No. 61) the independent auditors regarding financial reporting.

26.	Discuss with the independent auditor whether any communications are required under Section 10A of the Securities Exchange Act of 1934.

27.	Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company’s subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Corporate Conduct.

28.	Review with the independent auditor any management letter provided by the auditor and the Company’s response to such problems or difficulties or any such management letter.

29.	Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

30.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Corporate Conduct.

31.	Review with the Company’s General Counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

32.	Meet at least quarterly with management, the internal auditors and the independent auditor in separate executive sessions.

33.	In accordance with SEC and NYSE rules, establish, and monitor compliance with, clear hiring guidelines and policies for employees or former employees of the independent auditor who were engaged on the Company’s account.

34.	Establish procedures for:

(a)	The receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

(b)	The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

35.	Obtain and review reports from the independent auditor concerning:

(a)	All critical accounting policies and practices to be used; and

(b)	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

System of Internal Controls

1.	Review and evaluate the effectiveness of the Company’s process for assessing significant risks or exposures and the steps management has taken to minimize such risks to the Company. Consider and review with management, the internal auditor and the independent auditors the following:

(a)	The effectiveness of or weaknesses in the Company’s internal controls including the status and adequacy of management information systems and other information and security, the overall control environment and accounting and financial controls;

(b)	Any disclosures provided by the Chief Executive Officer or the Chief Financial Officer to the Committee regarding (i) significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data and (ii) any fraud, including that which involves management or other employees who have a significant role in the Company’s internal controls; and

(c)	Any related significant findings and recommendations of the independent auditors, together with management’s response thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.

2.	Assess internal processes for determining and managing key financial statement risk areas.

3.	Ascertain whether the Company has an effective process for determining risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations.

4.	Review with management and the independent auditors any significant transactions that are not a normal part of the Company’s operations.

Procedural Matters

      A majority of the members of the Committee will constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. The Committee will meet at such times as shall be determined by its Chairperson, or upon the request of any two of its members. The Chairperson will provide, when present, at all meetings of the Committee. The Committee will keep a record of its meetings and report on them to the Board. The Committee may meet by telephone or video conference and may take action by unanimous written consent.

Performance Criteria

      The Board of Directors will establish performance criteria for the Committee and, on a regular basis, will evaluate each Committee member. Committee evaluation will include an assessment of whether the Committee has the necessary diversity of skills, backgrounds, experiences, etc. to meet the Company’s needs. Individual evaluations will include high standards for in-person-attendance at Committee meetings and consideration of absences.

APPENDIX B

The Shaw Group Inc.

Pre-approval of services to be provided by Independent Accountant

      The Committee is required to pre-approve the engagement of the Company’s independent accountant to perform any services for the Company or its subsidiaries. This pre-approval is required to be obtained prior to the engagement of the independent accountant. The Committee has determined to categorize the services that might be performed by the independent accountant in the following list. For engagements to provide services included in “Level 1”, the Committee must pre-approve the services. For engagements to provide services included in “Level 2”, the Committee has delegated its full authority to any single member of the Committee to pre-approve these services. All services pre-approved by a single member shall be reviewed by the Committee at the following Committee meeting.

Audit Services

      The Committee will pre-approve the auditors for recurring engagements annually as a matter of course. The Levels below are intended as minimums and generally would only be required for an unforeseen audit or for audit services performed outside of recurring annual audits.

Level 1

•	Audit of the annual consolidated financial statements of The Shaw Group Inc., including quarterly reviews

•	Any other audit services not specifically listed

Level 2

•	Consents to include the Independent Accountant’s report in Company filings with the SEC

•	Comfort letters

•	Statutory audits of foreign subsidiaries

•	Audits of wholly-owned consolidated entities (e.g., Shaw Constructors for State Contractors’ licenses)

Audit Related Services

Level 1

•	Audits of Employee Benefit Plans

•	Due diligence related to Mergers & Acquisition when fees exceed $200,000

•	Internal control reviews

•	Any other audit related services not specifically listed

Level 2

•	Due diligence related to Mergers & Acquisitions when fees do not exceed $200,000

•	Accounting assistance & audits in connection with proposed or consummated acquisitions when fees do not exceed $200,000

•	Consultation concerning financial accounting and reporting standards when fees do not exceed $200,000

B-1

Tax Services

Level 1

•	Tax compliance services related to the consolidated Shaw Group Federal tax return

•	Any other tax services not specifically listed

Level 2

•	Tax payment planning services when fees do not exceed $200,000

•	Tax consultation and tax planning services when fees do not exceed $200,000

Other Services —

Level 1

•	Any other services when fees exceed $100,000

Level 2

•	Any other services when fees do not exceed $100,000

      Note: The Committee recognizes that for certain engagements, such as due diligence assistance related to mergers and acquisitions, the total fees are usually unknown. In these circumstances, a single engagement may be pre-approved at Level 2, and then as it becomes apparent that the fees will exceed he Level 2 limitations, a Level 1 “pre-approval” will need to be obtained. This provision is a practical recognition that certain engagements will require pre-approval in a very short time frame, while providing a reasonable limitation to ensure Level 2 pre-approval is provided for larger, more material engagements.

B-2

APPENDIX C

THE SHAW GROUP INC.

2001 EMPLOYEE INCENTIVE COMPENSATION PLAN

(as amended and restated through December 16, 2003 by the Board of Directors, subject to the approval of the shareholders at the Annual Meeting)

1.	Purpose of Plan.

      The Shaw Group Inc. 2001 Employee Incentive Compensation Plan has been established by the Company to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify participants’ interests with those of the Company’s other shareholders through compensation that is based on the Common Stock thereby promoting the long-term financial interest of the Company and its Subsidiaries, including the growth in value of the Company’s equity and enhancement of long-term shareholder return.

2.	Definitions.

      Unless otherwise required by the context, the following terms when used in the Plan shall have the meanings set forth in this Section 2:

(a) “Agreement”: An agreement evidencing an Award in such form as adopted from time to time by the Committee pursuant to the Plan.

(b) “Award”: Any award or benefit granted under the Plan, including without limitation, the grant of Options, SARs, Restricted Stock, Performance Shares or Incentive Bonuses, or any combination thereof, under the Plan.

(c) “Board of Directors”: The Board of Directors of the Company.

(d) “Cause”: For purposes of the Plan, whether the termination of a Participant’s employment shall have been for Cause shall be determined by the Committee in its sole discretion, if said Participant has: (i) been convicted of, or has pleaded guilty or nolo contendere to a charge that he committed a felony under the laws of the United States or any state or a crime involving moral turpitude, including but not limited to fraud, theft, embezzlement or any crime that results in or is intended to result in personal enrichment at the expense of the Company or its Subsidiaries; (ii) perpetrated a fraud against, or theft of property of the Company or any of its Subsidiaries; (iii) committed acts amounting to gross negligence, intentional neglect or willful misconduct in carrying out his duties and responsibilities as an employee of the Company or one or more of its Subsidiaries; (iv) willfully or persistently failed to attend to his duties as an employee of the Company or one or more of its Subsidiaries; or (v) as a result of his gross negligence or willful misconduct, committed any act that causes, or has knowingly failed to take reasonable and appropriate action to prevent, any material injury to the financial condition or business reputation of the Company or any of its Subsidiaries.

(e) “Change of Control”: For the purposes of the Plan, the term Change in Control shall mean the happening of any of the following:

(i) any “person” as defined in Section 3(a)(9) of the Exchange Act, and as used in Section 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) of the Exchange Act (but excluding any shareholder of record of the Company as of January 1, 2000, owning 10% or more of the combined voting power of the Company’s securities which are entitled to vote in the election of directors of the Company) directly or indirectly becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities which are entitled to vote with respect to the election of directors;

(ii) When, during any period of 24 consecutive months, the individuals who, at the beginning of such period, constitute the Board of Directors of the Company (the “Incumbent Directors”) cease for any reason other than death or disability to constitute at least a majority thereof; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by operation of this provision;

(iii) The acquisition of the Company or all or substantially all of the Company’s assets by an entity other than the Company (or a Subsidiary) through purchase of assets, or by merger, or otherwise, except in the case of a transaction pursuant to which, immediately after the transaction, the Company’s shareholders immediately prior to the transaction own immediately after the transaction at least a majority of the combined voting power of the surviving entity’s then outstanding securities which are entitled to vote with respect to the election of directors of such entity; or

(iv) The Company files a report or proxy statement with the Commission pursuant to the Exchange Act disclosing in response to Form 8-K, Form 10-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction.

(f) “Code”: The Internal Revenue Code of 1986, as amended from time to time.

(g) “Commission”: The Securities and Exchange Commission.

(h) “Committee”: The Compensation Committee of the Board of Directors or such other committee appointed by the Board of Directors which meets the requirements set forth in Section 14.1 hereof.

(i) “Company”: The Shaw Group Inc., a Louisiana corporation.

(j) “Consultant”: Any professional advisor to the Company or its Subsidiaries as well as any employee, officer or director of a corporation that serves as an advisor, consultant or independent contractor to the Company or its Subsidiaries. The term “Consultant” shall not, however, include any director, officer or employee of the Company or its Subsidiaries.

(k) “Effective Date”: The date on which the Plan shall become effective as set forth in Section 16 hereof.

(l) “Exchange Act”: The Securities Exchange Act of 1934, as amended, together with all regulations and rules issued thereunder.

(m) “Exercise Price”: (i) In the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of an SAR, the price per Share which upon grant, the Committee determines shall be used in calculating the aggregate value which a Participant shall be entitled to receive upon exercise of such SAR.

(n) “Fair Market Value”: As applied to a specific date, the fair market value of a Share on such date as determined in good faith by the Committee in the following manner:

(i) If the Shares are then listed on any national or regional stock exchange, the Fair Market Value shall be the last quoted sales price of a Share on the date in question, or if there are no reported sales on such date, on the last preceding date on which sales were reported;

(ii) If the Shares are not so listed, then the Fair Market Value shall be the mean between the bid and ask prices quoted by a market maker or other recognized specialist in the Shares at the close of the date in question; or

(iii) In the absence of either of the foregoing, the Fair Market Value shall be determined by the Committee in its absolute discretion after giving consideration to the book value, the revenues, the earnings history and the prospects of the Company in light of market conditions generally.

The Fair Market Value determined in such manner shall be final, binding and conclusive on all parties.

(o) “Incentive Bonus”: An Award granted pursuant to Section 8 of the Plan.

(p) “ISO”: An Option intended to qualify as an “incentive stock option,” as defined in Section 422 of the Code or any statutory provision that may replace such Section and designated as an incentive stock option by the Committee.

(q) “Officer”: An officer of the Company or its Subsidiaries meeting the definition of “officer” in Rule 16a-1(f) (or any successor provision) promulgated by the Commission under the Exchange Act.

(r) “NQSO”: An Option not intended to be an ISO and designated as a nonqualified stock option by the Committee.

(s) “Option”: Any ISO or NQSO granted under the Plan.

(t) “Participant”: An officer or other employee of or Consultant to the Company or any of its Subsidiaries who has been granted an Award under the Plan.

(u) “Performance Measures”: The Performance Measures described in Section 9.1 of the Plan.

(v) “Performance Period”: For the purposes of the grant of Performance Shares, the time period during which the applicable performance goal(s) must be met.

(w) “Performance Shares”: An Award granted pursuant to Section 7 of the Plan.

(x) “Plan”: This The Shaw Group Inc. 2001 Employee Incentive Compensation Plan, as the same may be amended from time to time.

(y) “Related”: (i) In the case of an SAR, an SAR that is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another SAR; and (ii) in the case of an Option, an Option with respect to which and to the extent an SAR is exercisable, in whole or in part, in lieu thereof, has been granted.

(z) “Restricted Stock”: Shares which have been awarded to a Participant under Section 6 hereof.

(aa) “Restriction Period”: The time period during which Restricted Stock awarded under the Plan must be held before it becomes fully vested, unless additional conditions have been placed upon the vesting thereof.

(bb) “SAR”: A stock appreciation right awarded to a Participant under Section 5.3 hereto.

(cc) “Shares”: Shares of the Company’s authorized but unissued or reacquired no par value per share common stock, or such other class or kind of shares or other securities as may be applicable pursuant to the provisions of Section 4.4 hereof.

(dd) “Subsidiary”: Any “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

3.	Participation.

      Participants shall be selected by the Committee from the officers (whether or not they are directors), employees of the Company or its Subsidiaries (either full or part-time) and Consultants. An Award may be granted to an employee, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date the employee first performs such services.

4.	Shares Subject to Plan.

      4.1     Shares Subject to the Plan. The maximum number of Shares that may be delivered to Participants and their beneficiaries pursuant to the Plan shall be equal to the sum of: (i) 5.5 million shares of Common Stock and (ii) any shares of Common Stock that are represented by awards granted under the Company’s 1993 Employee Stock Option Plan, as amended and restated, which are forfeited, expire or are canceled without the delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company. The limitations established by the preceding sentence shall be subject to adjustment as provided in Section 4.4 of the Plan.

      4.2     Accounting for Number of Shares. For purposes of determining the aggregate number of Shares available for delivery to Participants pursuant to the Plan, any Shares granted under the Plan which are forfeited back to the Company because of the failure to meet an award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. Any Shares covered by an Award (or portion of an Award) granted under the Plan, which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. Likewise, if any Option is exercised by tendering Shares to the Company as full or partial payment in connection with the exercise of an Option under this Plan or the Prior Plan, only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. Further, Shares issued under the Plan through the settlement, assumption or substitution of outstanding Awards or obligations to grant future Awards as a result of acquiring another entity shall not reduce the maximum number of Shares available for delivery under the Plan.

      4.3     Maximum Total Option and SAR Awards. Notwithstanding the provisions of Section 4.1, over the term of the Plan, the total number of Shares that may be issued upon exercise of all Options and SARs granted under the Plan shall not exceed 5.5 million shares of Common Stock. The limitations in this Section 4.3 shall be subject to adjustment as provided in Section 4.4 below.

      4.4     Adjustments. In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, or other similar transactions or award), the Committee may adjust Awards as well as the total number of shares subject to the Plan to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of Shares (or other securities or property) which may be delivered under the Plan; (ii) adjustment of the number and kind of Shares (or the securities or property) subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options and SARs; and (iv) any other adjustments that the Committee determines to be equitable, in its sole discretion.

5.	Awards of Options and SARs.

      5.1     General Terms And Conditions. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and SARs and to provide any and all terms and conditions (which need not be identical among the Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions:

(a) The Exercise Price of the Option or SAR, which may not be less than 100% of the Fair Market Value per Share at the date of grant of the Option or SAR;

(b) The number of Shares subject to, and the expiration date of, the Option or SAR;

(c) The manner, time and rate (cumulative or otherwise) of exercise of the Option or SAR; provided, however, that except as otherwise specified in the Plan, no Option or SAR awarded to a Participant who is an Officer shall expressly provide for exercise prior to the expiration of six months from the date of grant; and

(d) The restrictions or conditions (such as performance goals), if any, to be placed upon the Option or SAR, the exercisability of the Option or SAR or upon the Shares which may be issued upon exercise of the Option or SAR. The Committee may, as a condition of granting an Option or SAR, require that a Participant agree not to thereafter exercise one or more Options or SARs previously granted to such Participant.

      5.2     Maximum Award Of Options and SARs. The number of Shares that may be allotted by the Committee pursuant to Options and SARs awarded to any individual Participant shall not exceed, in any fiscal year, 2.0 million Shares (subject to adjustment pursuant to Section 4.4 of the Plan). If an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to such Share, the tandem Option and SAR rights with respect to such Share shall be counted as covering but one Share for purposes of applying the limitations of this Section 5.2.

      5.3     SAR Awards.

      (a) Grant of SARs. An SAR shall, upon its exercise, entitle the Participant to whom such SAR was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Fair Market Value of such Shares on date of exercise) shall equal the amount by which the Fair Market Value per Share on the date of such exercise shall exceed the Exercise Price of such SAR multiplied by the number of Shares with respect of which such SAR shall have been exercised. An SAR may be related to an Option or may be granted independently of an Option, as the Committee shall from time to time in each case determine. A Related SAR may be granted at the time of grant of an Option or, in the case of an NQSO, at any time thereafter during the term of the NQSO.

      (b) Related SARs. The Exercise Price of a Related SAR shall be the same as the Exercise Price of the Related Option. A Related SAR shall be exercisable only at such time or times and only to the extent that the Related Option is exercisable and then only when the Fair Market Value per Share on the date of exercise exceeds the Exercise Price. A Related SAR shall expire no later than the Related Option. Upon exercise of a Related SAR, in whole or in part, the Related Option shall be cancelled automatically to the extent of the number of Shares covered by such exercise, and such Shares shall no longer be available for delivery pursuant to future Awards. Conversely, if the Related Option is exercised, in whole or in part, the Related SAR shall be cancelled automatically to the extent of the number of Shares covered by the Option exercise.

      5.4     Exercise of Options and SARs.

      (a) General Exercise Rights. Except as provided in Section 5.9, an Option or SAR ranted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or SAR was granted only by such Participant, and except as provided in Section 5.4(c) and Section 5.9 hereof, no Option or SAR may be exercised unless at the time such Participant exercises such Option or SAR, such Participant is an employee of and has continuously since the grant thereof been an employee of, the Company or an any of its Subsidiaries. Transfer of employment between Subsidiaries or between Subsidiary and the Company shall not be considered an interruption or termination of employment for any purpose under this Plan. Neither shall a leave of absence at the request, or with the approval, of the Company or Subsidiary be deemed an interruption or termination of employment, so long as the period of such leave does not exceed 90 days, or, if longer, so long as the Participant’s right to re-employment with the Company or Subsidiary is guaranteed by contract. An Option or SAR also shall contain such conditions upon exercise (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor rule) promulgated by the Commission.

      (b) Notice of Exercise. An Option or SAR may not be exercised with respect to less than 100 Shares, unless the exercise relates to all Shares covered by the Option or SAR at the date of exercise. An Option or SAR may be exercised by delivery of a written notice to the Company, which shall state the election to exercise the Option or SAR and the number of whole Shares in respect of which it is being exercised, and shall be signed by the person or persons so exercising the Option or SAR. In the case of an exercise of an

Option or SAR, such notice shall either: (i) if applicable, be accompanied by payment of the full Exercise Price and all applicable withholding taxes, in which event the Company shall deliver any certificate(s) representing Shares to which the Participant is entitled as a result of the exercise as soon as practicable after the notice has been received; or (ii) fix a date (not less than 5 nor more than 15 business days from the date such notice has been received by the Company) for the payment of the full Exercise Price and all applicable withholding taxes, against delivery by the Company of any certificate(s) representing Shares to which the Participant is entitled to receive as a result of the exercise. Payment of such Exercise Price and withholding taxes shall be made as provided in Sections 5.4(d) and 13, respectively. In the event the Option or SAR shall be exercised pursuant to Section 5.4(c)(i) or Section 5.9 hereof, by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option or SAR.

      (c) Exercise After Termination of Employment. Except as otherwise determined by the Committee at the date of grant of the Option or SAR and as is provided in the applicable Agreement evidencing the Award, upon termination of a Participant’s employment with the Company or any of its Subsidiaries, such Participant (or in the case of death, the person(s) to whom the Option is transferred by will or the laws of descent and distribution) may exercise such Option or SAR during the following periods of time (but in no event after the expiration date of such Option or SAR) to the extent that such Participant was entitled to exercise such Option or SAR (or portion thereof) at the date of such termination (i.e., the Option or SAR (or portion thereof) must be “vested” at the time of termination to be exercisable thereafter):

(i) In the case of termination as a result of death, disability or retirement of the Participant, the Option or SAR shall remain exercisable for a one-year period following such termination; for this purpose, “disability” shall exist when the Participant is unable to engage in any substantial, gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as determined by the Committee in its sole discretion, and “retirement” shall mean voluntary retirement at or after the Participant’s normal retirement date as determined by the Committee in its sole discretion;

(ii) In the case of termination for Cause, the Option shall immediately terminate and shall no longer be exercisable; and

(iii) In the case of termination for any reason other than those set forth in subparagraphs (i) and (ii) above, the Option or SAR shall remain exercisable for three months after the date of termination.

To the extent the Option or SAR is not exercised within the foregoing periods of time, the Option or SAR shall automatically terminate at the end of the applicable period of time. Notwithstanding the foregoing provisions, failure to exercise an ISO within the periods of time prescribed under Sections 421 and 422 of the Code shall cause an ISO to cease to be treated as an “incentive stock option” for purposes of Section 421 of the Code.

      (d) Payment of Option Exercise Price. Upon the exercise of an Option, payment of the Exercise Price shall be made either (i) in cash (by a certified check, bank draft or money order payable in United States dollars), (ii) with the consent of the Committee and subject to Section 5.4(e) hereof, by delivering the Participant’s duly-executed promissory note and related documents, (iii) with the consent of the Committee, by delivering Shares already owned by the Participant valued at Fair Market Value as of the date of exercise, (iv) with the consent of the Committee, by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of such shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sales proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise, or (v) by a combination of the foregoing forms of payment.

      (e) Payment With Loan. The Committee may, in its sole discretion, assist any Participant in the exercise of one or more Options granted to such Participant under the Plan by authorizing the extension of a loan to such Participant from the Company. Except as otherwise provided in this Section 5.4(e), the terms of any loan (including the interest rate and terms of repayment) shall be established by the Committee in its sole discretion. Any such loan by the Company shall be with full recourse against the Participant to whom the loan is granted, shall be secured in whole or in part by the Shares so purchased, and shall bear interest at a rate not less than the minimum interest rate required at the time of purchase of the Shares in order to avoid having imputed interest or original issue discount under Sections 483 or 1272 of the Code. In addition, any such loan by the Company shall become immediately due and payable in full, at the option of the Company, upon termination of the Participant’s employment with the Company or its Subsidiaries for any reason or upon the sale of any Shares acquired with such loan to the extent of the cash and fair market value of any property received by the Participant in such sale. The Committee may make arrangements for the application of payroll deductions from compensation payable to the Participant to amounts owing to the Company under any such loan. Until any loan by the Company under this Section 5.4(e) is fully paid in cash, the Shares shall be pledged to the Company as security for such loan and the Company shall retain physical possession of the stock certificates evidencing the Shares so purchased together with a duly executed stock power for such Shares. No loan shall be made hereunder unless counsel for the Company shall be satisfied that the loan and the issuance of Shares funded thereby will be in compliance with all applicable federal, state and local laws, and such counsel shall be consulted prior to the funding of any such loan.

      5.5     Settlement of Awards of Options and SARs. Settlement of Awards of Options and SARs is subject to Section 10.

      5.6     Options or SARs Awarded to Consultants. Any provision of this Section 5 to the contrary notwithstanding, (i) an Option or SAR may be exercised at any time by a Participant who is a Consultant during the applicable period in the manner provided in Section 5.4(b) above; provided, that in the event of the death of a Participant who is a Consultant, the Option or SAR may be exercised by the executors or administrators of the estate of such Consultant or by the person or persons who shall have acquired the Option or SAR directly by bequest or inheritance; and (ii) the Exercise Price for an Option or SAR awarded to a Consultant must be paid in cash (by a certified check, bank draft of money order).

      5.7     Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to any Shares issuable on exercise of an Option or SAR until the date of the issuance of a stock certificate to the Participant for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 4.4 hereof.

      5.8     Special Provisions for ISOs.

      Any provision of the Plan to the contrary notwithstanding, the following special provisions shall apply to all ISOs granted under the Plan:

(a) The Option must be expressly designated as an ISO by the Committee and in the Agreement evidencing the Option;

(b) No ISO shall be granted more than ten years from the Effective Date of the Plan and no ISO shall be exercisable more than ten years from the date such ISO is granted;

(c) The Exercise Price of any ISO shall not be less than the Fair Market Value per Share on the date such ISO is granted;

(d) Any ISO shall not be transferable by the Participant to whom such ISO is granted other than by will or the laws of descent and distribution and shall be exercisable during such Participant’s lifetime only by such Participant;

(e) No ISO shall be granted to any individual who, at the time such ISO is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary unless the Exercise Price of such ISO is at least 110% of the Fair Market Value per Share at the date of grant and such ISO is not exercisable after the expiration of five years from the date such ISO is granted;

(f) The aggregate Fair Market Value (determined as of the time any ISO is granted) of any Company stock with respect to which any ISOs granted to a Participant are exercisable for the first time by such Participant during any calendar year (under this Plan and all other stock option plans of the Company and any of its Subsidiary and any predecessor of any such corporations) shall not exceed $100,000 as required under Section 422(d)(i) of the Code. (To the extent the $100,000 limit is exceeded, the $100,000 in Options, measured as described above, granted earliest in time will be treated as ISOs); and

(g) any other terms and conditions as may be required in order that the ISO qualifies as an “incentive stock option” under Section 422 of the Code or successor provision.

Notwithstanding the provisions of Section 5.4(c)(i), the favorable tax treatment available pursuant to Section 422 of the Code upon the exercise of an ISO will not be available to a Participant who exercises any ISO more than (i) 12 months after the date of termination of employment due to the Participant’s disability or (ii) three months after the date of termination of employment due to retirement of the Participant.

      5.9     Limited Transferability. No Option or SAR, nor any interest therein, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee shall have the discretionary authority to grant NQSOs and SARs (that are not Related to an ISO) that are transferable by the Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members, or a partnership in which such family members were the only partners. The holder of an NQSO or SAR transferred pursuant to this Section 5.9 shall be bound by the terms and conditions that govern the NQSO or SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the NQSO or SAR except by will or the laws of descent and distribution.

6.	Restricted Stock.

      6.1     General Terms/ Conditions. The Committee may, in its discretion, grant one or more Awards of Restricted Stock to any Participant. Each Award of Restricted Stock shall be evidenced by an Agreement which shall specify the number of Shares to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such Shares by the Participant, the Restriction Period and any other conditions imposed on such Shares as the Committee, in its discretion, shall determine. Notwithstanding the foregoing, the Committee shall impose upon each Award of Restricted Stock made to a Participant who is an Officer a Restriction Period expiring no earlier than six months after the date of grant of the Restricted Stock.

      6.2     Maximum Award of Restricted Stock. The maximum number of Shares that may be allotted by the Committee pursuant to Restricted Stock awarded to any individual Participant shall not exceed, in any fiscal year, 25,000 Shares.

      6.3     Restrictions and Forfeitures.

      (a) Shares included in Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such Shares have fully vested.

      (b) Participants holding shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Restriction Period. During the Restriction Period, Participants holding shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Stock is designed to comply with one or more of the Performance Measures set forth in Section 9.1, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Stock, such that the dividends and/or the Restricted Stock maintain eligibility under Section 162(m) of the Code.

      (c) In the event that the Participant shall have paid any cash for the Restricted Stock, the Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).

      (d) The Restricted Stock shall be evidenced by a stock certificate registered only in the name of the Participant, which stock certificate shall be held by the Company until the Restricted Stock has fully vested.

      (e) The occurrence of any of the following events shall cause the immediate vesting of the Restricted Stock:

(i) the death of the Participant;

(ii) the retirement of the Participant on or after the Participant’s normal retirement date;

(iii) the disability of the Participant.

For the purposes of this Subsection, the term “disability” shall be defined as such term is defined in Section 5.4(c)(i). Notwithstanding the foregoing, to the extent a condition(s) other than a Restriction Period has been imposed by the Committee upon the Restricted Stock, the occurrence of the foregoing shall not cause immediate vesting unless and until such condition(s) has been met.

      (f) A Restricted Stock Award shall be entirely forfeited by the Participant in the event that prior to vesting, the Participant breaches any terms or conditions of the Plan, the Participant resigns from or is terminated by the Company, or any condition(s) imposed upon vesting are not met.

      6.4     Legend on Certificates. Each certificate evidencing a Restricted Stock Award under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend:

“The transferability of this certificate and the shares of Common Stock represented hereby are subject to the terms and conditions (including forfeiture) contained in The Shaw Group Inc. 2001 Employee Incentive Compensation Plan and a Restricted Stock Agreement entered into between the registered owner and The Shaw Group Inc. Copies of such Plan and Agreement are on file in the offices of the Secretary of The Shaw Group Inc., 8545 United Plaza Boulevard, Baton Rouge, Louisiana 70809.”

      6.5     Section 83(b) Elections. Within 30 days after the issuance of shares of Restricted Stock to a Participant under the Plan, the Participant shall decide whether or not to file an election pursuant to Section 83(b) of the Code and Treasury Regulation Section 1.83-2 (and state law counterparts) with respect to such Restricted Stock. If the Participant does file such an election, the Participant shall promptly furnish the Company with a copy of such election.

7.	Performance Shares.

      7.1     Grant of Performance Shares. Subject to the terms of the Plan, Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, provided that no more than 25,000 Shares may be subject to any Performance Share Awards granted to any individual Participant in any fiscal year.

      7.2     Value of Performance Shares. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Shares that will be paid out to the Participant.

      7.3     Earning of Performance Shares. Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Shares shall be entitled to receive payout on the number and value of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

      7.4     Form and Timing of Payment of Performance Shares. Payment of earned Performance Shares shall be made in a single lump sum following the close of the applicable Performance Period. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Agreement pertaining to the grant of the Award of Performance Shares.

      At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 6 hereof). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

      7.5     Termination of Employment Due to Death, Disability, or Retirement. Unless determined otherwise by the Committee and set forth in the Agreement evidencing an Award of Performance Shares, in the event the employment of a Participant is terminated by reason of death, disability, or retirement during a Performance Period, the Participant or his legal representative shall receive a payout of the Performance Shares which is prorated, as specified by the Committee, in its sole discretion. For purposes of this Section 7.5, the term “disability” shall be defined as such term is defined in Section 5.4(c)(i).

      Payment of earned Performance Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Agreement evidencing such Award. Notwithstanding the foregoing, with respect to Performance Shares that have been awarded with the intention of qualifying as “performance-based compensation” under Section 162(m) of the Code to a Participant who retires during a Performance Period, payment shall be made pursuant to such Performance Share Award at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

      7.6     Termination of Employment for Other Reasons. In the event that a Participant’s employment terminates for any reason other than those reasons set forth in Section 7.5 above, all Performance Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Agreement evidencing such Award.

      7.7     Non-Transferability. Except as otherwise provided in an Agreement evidencing such Award of Performance Shares, Performance Shares may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such Performance Shares have fully vested. Further, except as otherwise provided in an Agreement evidencing such Award of Performance Shares, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

8.	Incentive Bonuses.

      8.1     Awards of Incentive Bonuses. The Committee shall have the discretionary authority to designate Participants to whom Incentive Bonuses are to be paid. Incentive Bonuses shall be determined exclusively by the Committee pursuant to procedures established by the Committee; provided, however, that for any fiscal year, no individual Participant may receive Incentive Bonuses aggregating more than $5 million.

      8.2     Terms and Conditions. The Committee, at the time an Incentive Bonus is made, shall specify the terms and conditions that govern the granting thereof. Such terms and conditions may include, by way of example and not limitation, requirements that the Participant complete a specified period of employment with the Company or a Subsidiary, or that the Company or Subsidiary or the Participant attain stated objectives or goals as a prerequisite to payment under an Incentive Bonus. The Committee, at the time the Incentive Bonus is granted shall also specify what amount shall be payable under the Incentive Bonus and whether amounts shall be payable in the event of the Participant’s death, disability or retirement.

      8.3     Settlement of Incentive Bonuses. Settlement of Incentive Bonuses is subject to Section 10.

9.	Performance-Based Compensation.

      9.1     Performance Measures. The Committee may designate whether an Award being granted to any Participant is intended to be “performance-based compensation” as that term is used in Section 162(m) of the Code. Any such Awards designated by the Committee to be “performance-based compensation” shall be conditioned on the achievement of one or more Performance Measures, to the extent required by Code Section 162(m). The Performance Measures that may be used by the Committee for such Awards shall be based on any one or more of the following, as selected by the Committee:

(a) Earnings per share;

(b) Net income (before or after taxes);

(c) Return measures (including, but not limited to, return on assets, capital, equity or sales);

(d) Earnings before or after taxes;

(e) Share price (including, but not limited to, growth measure and total shareholder return);

(f) Gross revenues;

(g) Working capital measures; or

(h) Backlog.

For Awards under this Section 9 intended to be “performance-based compensation”, (i) the grant of the Awards and the establishment of the Performance Measures shall be made during the period required by Section 162(m) of the Code and (ii) the Committee shall certify in writing that the Performance Measure has been met. The Committee shall have the discretion to define the Performance Measures on a corporation or subsidiary or business division basis or in comparison with peer group performance.

      9.2     Board Authority. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Board of Directors of the Company shall have the sole discretion to make changes in the Performance Measures without shareholder approval.

10.	Settlement of Awards.

      The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Common Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine, in its sole discretion. Satisfaction of any such obligations under an Award, which is sometimes referred to as “settlement” of the Award, may be subject to such conditions, restrictions, and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

11.	Consultants.

      An Award made to a Consultant hereunder must be supported by bona fide services actually rendered by the Company to the Consultant. However, in no event shall an Award be made to a Consultant (i) for services rendered by the Consultant in connection with the offer or sale of securities in a capital raising transaction or (ii) who directly or indirectly promotes or maintains a market for the Company’s securities.

12.	Government Regulations.

      This Plan, the granting of Awards under this Plan and the issuance or transfer of Shares (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation “no action” positions of the Commission) which may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no Shares shall be issued by the Company, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Company, been complied with. In connection with any stock issuance or transfer, the person acquiring the Shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect of such matters as the Company may deem desirable to assure compliance with all applicable legal requirements. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing or for quotation on any stock exchange or automated quotation system on which Shares may then be listed or quoted, and (ii) the completion and effectiveness of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

13.	Tax Withholding.

      The Company shall have the right to withhold from amounts due Participants, or to collect from Participants directly, the amount which the Company deems necessary to satisfy any taxes required by law to be withheld at any time by reason of participation in the Plan, and the obligations of the Company under the Plan shall be conditional on payment of such taxes. The Participant may, prior to the due date of any taxes, pay such amounts to the Company in cash, or with the consent of the Committee, in Shares (which shall be valued at their Fair Market Value on the date of payment). There is no obligation under this Plan that any Participant be advised of the existence of the tax or the amount required to be withheld. Without limiting the generality of the foregoing, in any case where it determines that a tax is or will be required to be withheld in connection with the issuance or transfer or vesting of Shares under this Plan, the Company may pursuant to such rules as the Committee may establish, reduce the number of such Shares so issued or transferred by such number of Shares as the Company may deem appropriate in its sole discretion to accomplish such withholding or make such other arrangements as it deems satisfactory. Notwithstanding any other provision of this Plan, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or successor provision) promulgated by the Commission.

14.	Administration of Plan.

      14.1     The Committee. The Plan shall be administered by the Committee, which shall be comprised of two or more members of the Board of Directors, each of whom shall be a “Non-Employee Director” as defined in Rule 16b-3(b)(3) (or any successor provision) promulgated by the Commission and each of whom shall qualify as an “outside director” as defined in Section 162(m) of the Code.

      14.2     Committee Action. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business, and any determination or action may be taken at a meeting by a majority vote or may be taken without a meeting by a written resolution signed by all members of the Committee. All decisions and determinations of the Committee shall be final, conclusive and binding upon all Participants and upon all other persons claiming any rights under the Plan with respect to any Award. Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for willful misconduct in the performance of their duties.

      14.3     Committee Authority. In amplification of the Committee’s powers and duties, but not by way of limitation, the Committee shall have full authority and power to:

(a) Construe and interpret the provisions of the Plan and establish, amend and rescind rules and regulations relating to the Plan and to make all other determinations that may be necessary or advisable for the administration of the Plan not inconsistent with the Plan;

(b) Decide all questions of eligibility for Plan participation and for the grant of Awards;

(c) Determine the types of Awards and the number of Shares covered by the Awards, if any, to be granted to any Participant, to establish the terms, conditions, Performance Measures, restrictions and other provisions of such Awards, and (subject to the restrictions imposed by Section 17) to cancel or suspend Awards;

(d) Adopt forms of agreements and other documents consistent with the Plan;

(e) Engage agents to perform legal, accounting and other such professional services as it may deem proper for administering the Plan; and

(f) Take such other actions as may be reasonably required or appropriate to administer the Plan or to carry out the Committee activities contemplated by other sections of this Plan.

      14.4     Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the Board of Directors and the members of the Committee shall be indemnified by the Company against the reasonable expenses, including court costs and reasonable attorneys’ fees, actually incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except where such indemnification is expressly prohibited by applicable law.

15.	Change of Control.

      Subject to the provisions of Section 4.4 (relating to the adjustment of Shares), or except as otherwise provided in the Agreement evidencing the Award, upon the occurrence of a Change of Control:

(a) All outstanding Options (regardless of whether in tandem with SARs) shall become fully exercisable,

(b) All outstanding SARs (regardless of whether in tandem with Options) shall become fully exercisable,

(c) All Restricted Stock and Performance Shares shall become fully vested, and

(d) All Incentive Bonuses that have been approved and accrued shall become fully payable.

16.	Effective Date and Shareholder Approval.

      The Effective Date of the Plan shall be November 27, 2000 (the date the Plan was approved by the Board of Directors) subject to receipt within one year of such date the approval of the Plan by the holders of a majority of the total voting power of the voting securities of the Company present in person or represented by proxy at a meeting of shareholders at which the approval of such Plan is considered.

17.	Amendment and Termination.

      17.1     The Plan

      (a) Amendment. The Board of Directors may amend the Plan from time to time in its sole discretion unless the amendment would, pursuant to any applicable federal, state or local law or pursuant to the rules of the exchange upon which the Common Stock is then trading, require shareholder approval, in which event such approval shall be obtained. However, no amendment shall adversely affect the rights of any Participant under any Award theretofore made under the Plan, without the Participant’s consent.

      (b) Termination. The Plan shall terminate automatically on the tenth anniversary of the Effective Date, and the Board of Directors may suspend or terminate the Plan at any earlier time. Upon termination of the Plan, no additional Awards shall be granted under the Plan; provided, however, that the terms of the Plan shall continue in full force and effect with respect to outstanding Awards and Shares issued under the Plan.

      17.2     Awards. Subject to the terms and conditions and the limitations of the Plan, the Committee may in the exercise of its sole discretion modify, extend or renew the terms of outstanding Awards granted under the Plan, or accept the surrender of outstanding Awards (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Participant, impair any rights or obligations under any Awards theretofore granted under the Plan.

18.	Miscellaneous.

      18.1     No Individual Rights. No person shall have any claim or right to be granted an Award under the Plan, or having been selected as a Participant for one Award, to be so selected again. Neither the establishment of the Plan nor any amendments thereto, nor the granting of any Award under the Plan, shall be construed as in any way modifying or affecting, or evidencing any intention or understanding with respect to, the terms of the employment of any Participant with the Company or any of its Subsidiaries.

      18.2     Multiple Awards. Subject to the terms and restrictions set forth in the Plan, a Participant may hold more than one Award.

      18.3     Written Notice. As used herein, any notices required hereunder shall be in writing and shall be given on the forms, if any, provided or specified by the Committee. Written notice shall be effective upon actual receipt by the person to whom such notice is to be given; provided, however, that in the case of notices to Participants and their transferees, heirs, legatees and legal representatives, notice shall be effective upon delivery if delivered personally or three business days after mailing, registered first class postage prepaid to the last known address of the person to whom notice is given. Written notice shall be given to the Committee and the Company at the following address or such other address as may be specified from time to time:

The Shaw Group Inc.
4171 Essen Lane
Baton Rouge, Louisiana 70809
Attention: Secretary

      18.4     Unfunded Plan. The Plan shall be unfunded and shall not create (and shall not be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant. To the extent any person holds any obligation of the Company by an Award granted under the Plan, such obligation shall merely constitute a general unsecured liability of the Company and accordingly, shall not confer upon such person any right, title or interest in any assets of the Company.

      18.5     Applicable Law; Severability. The Plan shall be governed by and construed in all respects in accordance with the laws of the State of Louisiana. If any provision of the Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of the Plan shall continue to be fully effective.

APPENDIX D

THE SHAW GROUP INC.

1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

(as amended and restated through December 16, 2003 by the Board of Directors, subject to the approval of the shareholders at the Annual Meeting)

1.	Purpose of the Plan.

      This 1996 Non-Employee Director Stock Option Plan (the “Plan”) is intended to assist The Shaw Group Inc. (the “Company”) in attracting and retaining highly qualified and experienced persons, who are not officers or employees of the Company or any of its subsidiaries or affiliates, for service as directors of the Company by providing such directors with a proprietary interest in the Company’s success through the grant to such directors of nonstatutory stock options (the “Options”) to acquire shares of the common stock, no par value per share, of the Company (the “Shares”).

2.	Participation.

      Each member of the Company’s Board of Directors (the “Board”) who is not, and who has not been during the one-year period immediately preceding the Effective Date (as defined below), or the date the director is first elected to the Board, whichever is later, an officer or employee of the Company or of any of its subsidiaries or affiliates (each, an “Eligible Director”) shall be eligible to participate in the Plan.

3.	Administration of Plan.

      The Plan shall be administered, construed and interpreted by a committee (the “Committee”) which shall be comprised of one or more members of the Board appointed by the Board, who are not eligible under Section 2 hereof to receive grants of Options under the Plan. The Committee shall prescribe the form of stock option agreement to be used to evidence grants of Options under the Plan, consistent with the terms of the Plan and all applicable laws and regulations, including, without limitation, Rule 16b-3 (or successor provision) promulgated by the Securities and Exchange Commission.

4.	Shares Subject to Plan.

      (a) Maximum Shares. The number of Shares which are hereby reserved for purposes of the Plan shall be, in the aggregate, 300,000 Shares (as adjusted to reflect a two-for-one common stock split distributed on December 15, 2000), subject to further adjustment as provided in Section 4(b) hereof. Shares issued under the Plan may be either authorized but unissued Shares or Shares which have been or may be reacquired by the Company, including treasury shares. Shares released upon forfeiture of an Option shall again be available for grants of future Options under the Plan.

      (b) Adjustments in Event of Changes in Capitalization. In the event that the Shares are changed into or exchanged for a different kind or number of shares of stock or securities of the Company as the result of any stock dividend, stock split, combination of shares, exchange of shares, merger, consolidation, reorganization, recapitalization or other change in capital structure of the Company (each, a “Capitalization Change”), then the number of Shares subject to this Plan and the number of Shares subject to Options previously granted hereunder shall be equitably adjusted by the Committee to prevent the dilution or enlargement of such previously granted Options, and any new stock or securities into which the Shares are changed or for which they are exchanged shall be substituted for the Shares subject to this Plan and to Options granted hereunder; provided, however, that fractional shares may be deleted from any such adjustment or substitution. There shall be no such equitable adjustment for the number of Shares subject to Options as set forth in Section 5(a) in the event the effective date of the Capitalization Change occurs prior to the grant of the Option.

5.	Options Granted Under the Plan.

      (a) Option Grants.

      (i) On the Effective Date, each Eligible Director shall be and hereby is granted an Option to acquire 5,000 Shares. In addition, after the Effective Date, any Eligible Director who was not a member of the Board on the Effective Date shall be granted an Option to acquire 5,000 Shares upon his or her initial election to the Board by the shareholders of the Company. Each Option granted pursuant to this Section 5(a)(i) shall be referred to in the Plan as an “Initial Option.”

      (ii) Each Eligible Director shall also be granted an Option (an “Annual Option”) to acquire 1,500 Shares on an annual basis upon his or her re-election to the Board by the shareholders of the Company.

      (iii) The price at which Shares may be acquired pursuant to each Option (the “Exercise Price”) shall be the Fair Market Value of the Shares, as defined in Section 5(d) hereof, as of the date such Option is granted.

      (iv) Notwithstanding any other provision of the Plan to the contrary, in the event an Eligible Director was first elected to the Board by the shareholders of the Company prior to the October 8, 2001, amendment to Section 5(a)(i) of the Plan, such Eligible Director shall be entitled to receive the full benefit of such amendment as though the amendment were effective on the Effective Date. Such Eligible Director shall be granted additional Options as required to make the amendment effective as of the Effective Date, and such additional Options shall have an Exercise Price equal to the Fair Market Value of the Shares on the date of his first election to the Board by the shareholders of the Company.

      (b) Exercise Rights.

      (i) Each Initial Option shall be exercisable in four 25% annual increments beginning one year following the date of grant;

      (ii) Each Annual Option shall be fully exercisable one year after the date of grant;

      (iii) Once vested, each Option (or vested portion thereof) shall be fully exercisable, and shall remain exercisable for a period of ten years from the date such Option is granted, at which time any unexercised portion of the Option shall terminate. In the event that the optionee ceases to be a member of the Board prior to the vesting of the Option (or applicable portion thereof), the Option (or the unvested portion thereof) shall be forfeited.

      (c) Exercise of Options. Subject to Section 5(b), an Option may be exercised with respect to all or part of the Shares covered by the Option, but in no event with respect to less than 100 Shares, unless the exercise relates to all Shares covered by the Option at the date of exercise. Options may be exercised by delivery of a signed written notice to the Company, which notice shall state the election to exercise the Option and the number of whole Shares in respect to which it is being exercised, together with payment in full of the Exercise Price, which payment shall be made either (i) in cash (by a certified check, bank draft or money order); (ii) with the consent of the Committee, by delivering Shares already owned by the optionee valued at Fair Market Value; (iii) with the consent of the Committee, by irrevocably authorizing a third party to sell Shares (or a sufficient portion thereof) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sales proceeds to pay the entire Exercise Price; or (iv) by a combination of the foregoing forms of payment. Notice of exercise and payment of the Exercise Price shall be delivered to the Company at the following address:

The Shaw Group Inc.
4171 Essen Lane
Baton Rouge, La 70809
Attn: Secretary

      (d) Fair Market Value. The term “Fair Market Value” means the fair market value of a Share as determined in good faith by the Committee in the following manner:

(i) If the Shares are then listed on any national or regional stock exchange or traded in the over-the-counter market and prices are quoted on the Nasdaq National Market, the Fair Market Value shall be the last quoted sales price of a Share on the date in question, or if there are no reported sales on such date, on the last preceding date on which sales were reported;

(ii) If the Shares are not so listed or quoted, then the Fair Market Value shall be the mean between the bid and ask prices quoted by a market maker or other recognized specialist in the Shares at the close of the date in question; or

(iii) In the absence of either of the foregoing, the Fair Market Value shall be determined by the Committee in its absolute discretion after giving consideration to the book value, the revenues, the earnings history and the prospects of the Company in light of market conditions generally.

The Fair Market Value determined in such manner shall be final, binding and conclusive on all parties.

6.	Restrictions on Transfers.

      (a) Limitations on Transfer. (i) Except as provided in Section 6(a)(ii) below, no Option granted under the Plan may be assigned, encumbered or transferred, except by will or the laws of descent and distribution in the event of the death of the optionee, or pursuant to a qualified domestic relation order as defined by the Internal Revenue Code of 1986, as amended or Title I of the Employee Retirement Income Security Act, or the rules thereunder; (iii) The Committee shall have the discretionary authority to grant Options that would be transferable to members of an Eligible Director’s immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners. For purposes of Section 5(c), a transferred Option may be exercised by the transferee to the extent that the Eligible Director would have been entitled had the Option not been transferred.

      (b) Government Regulations. This Plan and Options granted under the Plan are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation “no action” positions of the Securities and Exchange Commission) which may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Options may be granted or exercised under the Plan unless and until all applicable legal requirements have, in the opinion of counsel to the Company, been complied with. In connection with any Shares issued pursuant to the exercise of Options, the person acquiring such Shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect to such matters as the Company may deem desirable to assure compliance with all applicable legal requirements. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or Nasdaq Stock Market, as applicable, on which Shares may then be listed; and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

7.	Termination.

      The Plan shall terminate automatically on the tenth anniversary of the Effective Date, and the Board may suspend or terminate the Plan at any earlier time. Upon termination of the Plan, no additional Options shall be granted under the Plan; provided, however, that the terms of the Plan shall continue in full force and effect with respect to outstanding and unexercised Options issued under the Plan.

8.	Amendment.

      The Board may amend the Plan from time to time in its sole discretion. No amendment, however, shall impair the rights of any Eligible Director or other person or persons to whom an Option has been granted, without such person’s consent.

9.	Indemnification.

      In addition to such other rights of indemnification as they may have, the members of the Committee and the officers and employees of the Company who may take actions relating to the Plan shall be indemnified by the Company to the fullest extent permitted by law against the reasonable expenses, including attorney’s fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member, officer or employee is liable for gross negligence or willful misconduct in the performance of his duties, provided that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member, officer or employee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

10.	Effective Date.

      The Effective Date of the Plan shall be July 14, 1996, subject to receipt, within one year of such date, of the approval of the Plan by the affirmative vote of a majority of the total voting power present in person or represented by proxy at the meeting of the shareholders at which the Plan is considered. All Options granted prior to such shareholder approval shall be subject to receipt of such approval and may not be exercised prior to receipt of such approval. If such shareholder approval is not received, all such Options shall automatically terminate.

THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS

THE SHAW GROUP INC.
4171 Essen Lane
Baton Rouge, Louisiana 70809

The undersigned hereby appoints J.M. Bernhard, Jr. and Robert L. Belk, and each of them with full power of substitution, the attorney and proxy of the undersigned to attend the Annual Meeting of Shareholders of THE SHAW GROUP INC. to be held at The Radisson Hotel, 4728 Constitution Avenue, Baton Rouge, Louisiana, at 9:00 a.m. on January 30, 2004, or any postponement or adjournment thereof, and to vote all shares of common stock held of record by the undersigned on December 10, 2003, with all powers the undersigned would possess if present upon the following matters and upon any other business that may properly come before the meeting or any postponement or adjournment thereof. The Board of Directors recommends a vote for the following items:

1.	ELECTION OF DIRECTORS

☐ FOR all nominees listed in this block (except as marked to the contrary)

☐ WITHHOLD AUTHORITY to vote for all nominees listed in this block

NOMINEES: J.M. Bernhard, Jr., L. Lane Grigsby, David W. Hoyle, Albert McAlister, Charles E. Roemer, III, John W. Sinders, Jr., T.A. Barfield, Jr. and James F. Barker

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME ON THE SPACE PROVIDED BELOW:

2.	To approve an amendment to The Shaw Group Inc. 2001 Employee Incentive Compensation Plan to increase by 2,000,000 shares the number of shares of the Company’s no par value common stock reserved for issuance thereunder

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	To approve an amendment to The Shaw Group Inc. 1996 Non-Employee Director Stock Option Plan to increase by 150,000 shares the number of shares of the Company’s no par value common stock reserved for issuance thereunder

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting

☐	FOR	☐	AGAINST	☐	ABSTAIN

FOLD AND DETACH HERE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, IT IS THE INTENTION OF THE PROXIES TO VOTE FOR PROPOSALS 1, 2, 3 AND 4.

Shareholders are requested to confirm to the Company how many of the shares they own as of December 10, 2003 were beneficially owned on or before December 10, 1999, entitling such shareholder to five votes per share, and how many were acquired after December 10, 1999, entitling such shareholder to one vote per share. IF NO CONFIRMATION OF BENEFICIAL OWNERSHIP IS RECEIVED FROM A SHAREHOLDER AT LEAST THREE (3) BUSINESS DAYS PRIOR TO THE ANNUAL MEETING, IT WILL BE DEEMED BY THE COMPANY THAT BENEFICIAL OWNERSHIP OF ALL SHARES WAS EFFECTED AFTER DECEMBER 10, 1999, AND THAT THE SHAREHOLDER WILL BE ENTITLED TO ONE VOTE FOR EACH SHARE. If a shareholder provides incorrect information, he or she may provide correct information at any time at least three (3) business days prior to the date of the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

I PLAN TO ATTEND MEETING ☐

Dated:

Signature

Signature if held jointly

INSTRUCTIONS: This proxy, signed and dated, must be returned for your shares to be represented at the Annual Meeting. To vote, please mark the appropriate box for each proposal in blue or black ink, date and sign this proxy exactly as your name appear(s) hereon. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title

SEE REVERSE SIDE